Exhibit 10.10

EXECUTION VERSION

CASH FLOW INTERCREDITOR AGREEMENT

by and among

Bank of America, N.A.

as Term Agent,

Wilmington Trust, National Association

as First Lien Note Agent,

and

Wilmington Trust, National Association

as Second Lien Note Agent

Dated as of April 12, 2012

TABLE OF CONTENTS

		Page

ARTICLE I

DEFINITIONS

SECTION 1.1	UCC DEFINITIONS	2
SECTION 1.2	OTHER DEFINITIONS	2
SECTION 1.3	RULES OF CONSTRUCTION	21

ARTICLE II

LIEN PRIORITY

SECTION 2.1	AGREEMENT TO SUBORDINATE	21
SECTION 2.2	WAIVER OF RIGHT TO CONTEST LIENS	24
SECTION 2.3	REMEDIES STANDSTILL	25
SECTION 2.4	EXERCISE OF RIGHTS	26
SECTION 2.5	[RESERVED]	27
SECTION 2.6	WAIVER OF MARSHALLING	27

ARTICLE III

ACTIONS OF THE PARTIES

SECTION 3.1	CERTAIN ACTIONS PERMITTED	27
SECTION 3.2	DELIVERY OF CONTROL COLLATERAL	28
SECTION 3.3	SHARING OF INFORMATION AND ACCESS	28
SECTION 3.4	INSURANCE	28
SECTION 3.5	NO ADDITIONAL RIGHTS FOR THE CREDIT PARTIES HEREUNDER	29
SECTION 3.6	ACTIONS UPON BREACH	29

ARTICLE IV

APPLICATION OF PROCEEDS

SECTION 4.1	APPLICATION OF PROCEEDS	29
SECTION 4.2	SPECIFIC PERFORMANCE	32

ARTICLE V

INTERCREDITOR ACKNOWLEDGEMENTS AND WAIVERS

SECTION 5.1	NOTICE OF ACCEPTANCE AND OTHER WAIVERS	32
SECTION 5.2	MODIFICATIONS TO SENIOR PRIORITY DOCUMENTS AND JUNIOR PRIORITY DOCUMENTS	33
SECTION 5.3	REINSTATEMENT AND CONTINUATION OF AGREEMENT	37

-i-

-ii-

CASH FLOW INTERCREDITOR AGREEMENT

This CASH FLOW INTERCREDITOR AGREEMENT (as amended, restated, supplemented, waived or otherwise modified from time to time pursuant to the terms hereof, this “Agreement”) is entered into as of April 12, 2012 among Bank of America, N.A., in its capacity as collateral agent (together with its successors and assigns in such capacity from time to time, and as further defined herein, the “Term Agent”) for the Term Creditors referred to below under the Term Credit Agreement, Wilmington Trust, National Association, in its capacity as collateral agent (together with its successors and assigns in such capacity from time to time, and as further defined herein, the “First Lien Note Agent”) for the First Lien Noteholder Secured Parties referred to below under the First Lien Indenture and Wilmington Trust, National Association, in its capacity as collateral agent (together with its successors and assigns in such capacity from time to time, and as further defined herein, the “Second Lien Note Agent”) for the Second Lien Noteholder Secured Parties referred to below under the Second Lien Indenture. Capitalized terms defined in Article I hereof are used in this Agreement as so defined.

RECITALS

A. Pursuant to the Original Term Credit Agreement, the Term Creditors have agreed to make certain loans and other financial accommodations to or for the benefit of the Term Borrower.

B. Pursuant to the Term Guaranties, the Term Guarantors have agreed to guarantee the payment and performance of the Term Borrower’s obligations under the Term Documents.

C. Pursuant to the Original First Lien Indenture, the First Lien Note Issuer has issued, or will issue, the First Lien Notes.

D. Pursuant to the First Lien Note Guaranties, the First Lien Note Guarantors have agreed to guarantee the payment and performance of the First Lien Note Issuer’s obligations under the First Lien Note Documents.

E. Pursuant to the Original Second Lien Indenture, the Second Lien Note Issuer has issued, or will issue, the Second Lien Notes.

F. Pursuant to the Second Lien Note Guaranties, the Second Lien Note Guarantors have agreed to guarantee the payment and performance of the Second Lien Note Issuer’s obligations under the Second Lien Note Documents.

G. Each of the Term Agent (on behalf of the Term Creditors), the First Lien Note Agent (on behalf of the First Lien Noteholder Secured Parties) and the Second Lien Note Agent (on behalf of the Second Lien Noteholder Secured Parties) is party to the Base Intercreditor Agreement.

H. Pursuant to this Agreement, the Company may, from time to time, designate certain additional Indebtedness of any Credit Party as “Additional Indebtedness” by executing and delivering an Additional Indebtedness Designation and by complying with the procedures set forth in Section 7.11 hereof, and the holders of such Additional Indebtedness and any other applicable Additional Creditor shall thereafter constitute Senior Priority Creditors or Junior Priority Creditors (as so designated by the Company), as the case may be, and any Additional Agent therefor shall thereafter constitute a Senior Priority Agent or Junior Priority Agent (as so designated by the Company), as the case may be, for all purposes under this Agreement.

I. Each of the Term Agent (on behalf of the Term Creditors), the First Lien Note Agent (on behalf of the First Lien Noteholder Secured Parties) and the Second Lien Note Agent (on behalf of the Second Lien Noteholder Secured Parties) and, by their acknowledgment hereof, the Term Credit Parties, the First Lien Note Credit Parties and the Second Lien Note Credit Parties, desire to agree to the relative priority of Liens on the Collateral and certain other rights, priorities and interests as provided herein.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 UCC Definitions. The following terms which are defined in the Uniform Commercial Code are used herein as so defined: Accounts, Chattel Paper, Deposit Accounts, Documents, Electronic Chattel Paper, Equipment, Financial Assets, Instruments, Investment Property, Letter-of-Credit Rights, Money, Payment Intangibles, Promissory Notes, Records, Security, Securities Accounts, Security Entitlements, Supporting Obligations, and Tangible Chattel Paper.

Section 1.2 Other Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

“ABL Agent” shall have the meaning assigned thereto in the Base Intercreditor Agreement.

“ABL Credit Agreement” shall have the meaning assigned thereto in the Base Intercreditor Agreement.

“ABL Credit Agreement Lender” shall have the meaning assigned thereto in the Base Intercreditor Agreement.

“ABL Priority Collateral” shall have the meaning assigned thereto in the Base Intercreditor Agreement.

“Additional Agent” means any one or more agents, trustees or other representatives for or of any one or more Additional Credit Facility Creditors, and shall include any successor thereto, as well as any Person designated as an “Agent” under any Additional Credit Facility.

“Additional Bank Products Affiliate” means any Person who (a) has entered into a Bank Products Agreement with an Additional Credit Party with the obligations of such Additional Credit Party thereunder being secured by one or more Additional Collateral Documents, (b) was an Additional Agent or an Additional Credit Facility Creditor or an Affiliate of an Additional Credit Facility Creditor at the time of entry into such Bank Products Agreement, or at the time of the designation referred to in the following clause (c), and (c) has been designated by the Company in accordance with the terms of one or more Additional Collateral Documents (provided that no Person shall, with respect to any Bank Products Agreement, be at any time a Bank Products Affiliate hereunder with respect to more than one Credit Facility).

“Additional Bank Products Provider” means any Person (other than an Additional Bank Products Affiliate) that has entered into a Bank Products Agreement with an Additional Credit Party with the obligations of such Additional Credit Party thereunder being secured by one or more Additional Collateral Documents, as designated by the Company in accordance with the terms of the Additional Collateral Documents (provided that no Person shall, with respect to any Bank Products Agreement, be at any time a Bank Products Provider hereunder with respect to more than one Credit Facility).

“Additional Borrower” means any Additional Credit Party that incurs or issues Additional Indebtedness, together with its successors and assigns.

“Additional Collateral Documents” means all “Security Documents” as defined in any Additional Credit Facility, and in any event shall include all security agreements, mortgages, deeds of trust, pledges and other collateral documents executed and delivered in connection with any Additional Credit Facility, and any other agreement, document or instrument pursuant to which a Lien is granted securing any Additional Obligations or under which rights or remedies with respect to such Liens are governed, in each case as the same may be amended, supplemented, waived or otherwise modified from time to time.

“Additional Credit Facilities” means (a) any one or more agreements, instruments and documents under which any Additional Indebtedness is or may be incurred, including without limitation any credit agreements, loan agreements, indentures or other financing agreements, in each case as the same may be amended, supplemented, waived or otherwise modified from time to time, together with (b) if designated by the Company, any other agreement extending the maturity of, consolidating, restructuring, refunding, replacing or refinancing all or any portion of the Additional Obligations, whether by the same or any other lender, debtholder or other creditor or group of lenders, debtholders or other creditors, or the same or any other agent, trustee or representative therefor, or otherwise, and whether or not increasing the amount of any Indebtedness that may be incurred thereunder.

“Additional Credit Facility Creditors” means one or more holders of Additional Indebtedness (or commitments therefor) that is or may be incurred under one or more Additional Credit Facilities.

“Additional Credit Party” means the Company, each direct or indirect Subsidiary of the Company or any of its Affiliates that is or becomes a party to any Additional Document, and any other Person who becomes a guarantor under any of the Additional Guaranties.

“Additional Creditors” means one or more Additional Credit Facility Creditors and all Additional Bank Products Affiliates, Additional Hedging Affiliates, Additional Bank Products Providers, Additional Hedging Providers and Management Credit Providers in respect of any any Additional Document and all successors, assigns, transferees and replacements thereof, as well as any Person designated as an “Additional Creditor” under any Additional Credit Facility; and with respect to any Additional Agent, means the Additional Creditors represented by such Additional Agent.

“Additional Documents” means, with respect to any Indebtedness designated as Additional Indebtedness hereunder, any Additional Credit Facilities, any Additional Guaranties, any Additional Collateral Documents, any Bank Products Agreements between any Credit Party and any Additional Bank Products Affiliate or Additional Bank Products Provider, any Hedging Agreements between any Credit Party and any Additional Hedging Affiliate or Additional Hedging Provider, any Management Guarantee designated in respect of any Additional Collateral Document, those other ancillary agreements as to which any Additional Secured Party is a party or a beneficiary and all other agreements, instruments, documents and certificates, now or hereafter executed by or on behalf of any Credit Party or any of its respective Subsidiaries or Affiliates, and delivered to any Additional Agent, in connection with any of the foregoing or any Additional Credit Facility, including any intercreditor or joinder agreement among any of the Additional Secured Parties or between or among any of the other Secured Parties and any of the Additional Secured Parties, in each case as the same may be amended, supplemented, waived or otherwise modified from time to time.

“Additional Effective Date” shall have the meaning set forth in Section 7.11(b).

“Additional Guaranties” means any one or more guarantees of any Additional Obligations of any Additional Credit Party by any other Additional Credit Party in favor of any Additional Secured Party, in each case as the same may be amended, supplemented, waived or otherwise modified from time to time.

“Additional Guarantor” means any Additional Credit Party that at any time has provided an Additional Guaranty.

“Additional Hedging Affiliate” means any Person who (a) has entered into a Hedging Agreement with an Additional Credit Party with the obligations of such Additional Credit Party thereunder being secured by one or more Additional Collateral Documents, (b) was an Additional Agent or an Additional Credit Facility Creditor or an Affiliate of an Additional Credit Facility Creditor at the time of entry into such Hedging Agreement, or at the time of the designation referred to in the following clause (c), and (c) has been designated by the Company in accordance with the terms of one or more Additional Collateral Documents (provided that no Person shall, with respect to any Hedging Agreement, be at any time a Hedging Affiliate hereunder with respect to more than one Credit Facility).

“Additional Hedging Provider” means any Person (other than an Additional Hedging Affiliate) that has entered into a Hedging Agreement with an Additional Credit Party with the obligations of such Additional Credit Party thereunder being secured by one or more Additional Collateral Documents, as designated by the Company in accordance with the terms of the Additional Collateral Documents (provided that no Person shall, with respect to any Hedging Agreement, be at any time a Hedging Provider hereunder with respect to more than one Credit Facility).

“Additional Indebtedness” means any Additional Specified Indebtedness that (1) is permitted to be secured by a Lien (as defined below) on Collateral by:

(a) prior to the Discharge of Term Obligations, Section 7.2 of the Original Term Credit Agreement (if the Original Term Credit Agreement is then in effect) or the corresponding negative covenant restricting Liens contained in any other Term Credit Agreement then in effect if the Original Term Credit Agreement is not then in effect (which covenant is designated in such Term Credit Agreement as applicable for purposes of this definition);

(b) prior to the Discharge of First Lien Note Obligations, Section 413 of the Original First Lien Indenture (if the Original First Lien Indenture is then in effect) or the corresponding negative covenant restricting Liens contained in any other First Lien Indenture then in effect if the Original First Lien Indenture is not then in effect (which covenant is designated in such First Lien Indenture as applicable for purposes of this definition);

(c) prior to the Discharge of Second Lien Note Obligations, Section 413 of the Original Second Lien Indenture (if the Original Second Lien Indenture is then in effect) or the corresponding negative covenant restricting Liens contained in any other Second Lien Indenture then in effect if the Original Second Lien Indenture is not then in effect (which covenant is designated in such Second Lien Indenture as applicable for purposes of this definition); and

(d) prior to the Discharge of Additional Obligations, any negative covenant restricting Liens contained in any applicable Additional Credit Facility then in effect (which covenant is designated in such Additional Credit Facility as applicable for purposes of this definition); and (2) is designated as “Additional Indebtedness” by the Company pursuant to an Additional Indebtedness Designation and in compliance with the procedures set forth in Section 7.11.

As used in this definition of “Additional Indebtedness,” the term “Lien” shall have the meaning set forth (w) for purposes of the preceding clause (1)(a), prior to the Discharge of Term Obligations, in the Original Term Credit Agreement (if the Original Term Credit Agreement is then in effect), or in any other Term Credit Agreement then in effect (if the Original Term Credit Agreement is not then in effect), (x) for purposes of the preceding clause (1)(b), prior to the Discharge of First Lien Note Obligations, in the Original First Lien Indenture (if the Original First Lien Indenture is then in effect), or in any other First Lien Indenture then in effect (if the Original First Lien Indenture is not then in effect), (y) for purposes of the preceding clause (1)(c), prior to the Discharge of Second Lien Note Obligations, in the Original Second Lien Indenture (if the Original Second Lien Indenture is then in effect), or in any other Second Lien Indenture then in effect (if the Original Second Lien Indenture is not then in effect), and (z) for purposes of the preceding clause (1)(d), prior to the Discharge of Additional Obligations, in the applicable Additional Credit Facility then in effect.

“Additional Indebtedness Designation” means a certificate of the Company with respect to Additional Indebtedness, substantially in the form of Exhibit A attached hereto.

“Additional Indebtedness Joinder” means a joinder agreement executed by one or more Additional Agents in respect of any Additional Indebtedness subject to an Additional Indebtedness Designation on behalf of one or more Additional Creditors in respect of such Additional Indebtedness, substantially in the form of Exhibit B attached hereto.

“Additional Obligations” means any and all loans and all other obligations, liabilities and indebtedness of every kind, nature and description, whether now existing or hereafter arising, whether arising before, during or after the commencement of any case with respect to any Additional Credit Party under the Bankruptcy Code or any other Insolvency Proceeding, owing by each Additional Credit Party from time to time to any Additional Agent, any Additional Creditors or any of them, including any Additional Bank Products Affiliates, Additional Hedging Affiliates, Additional Bank Products Providers, Additional Hedging Providers or Management Credit Providers, under any Additional Document, whether for principal, interest (including interest and fees which, but for the filing of a petition in bankruptcy with respect to such Additional Credit Party, would have accrued on any Additional Obligation, whether or not a claim is allowed against such Additional Credit Party for such interest and fees in the related bankruptcy proceeding), reimbursement of amounts drawn under letters of credit, payments for early termination of Hedging Agreements, fees, expenses, indemnification or otherwise, and all other amounts owing or due under the terms of the Additional Documents, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time.

“Additional Secured Parties” means any Additional Agents and any Additional Creditors.

“Additional Specified Indebtedness” means any Indebtedness (as defined below) that is or may from time to time be incurred by any Credit Party in compliance with:

(a) prior to the Discharge of Term Obligations, Section 7.1 of the Original Term Credit Agreement (if the Original Term Credit Agreement is then in effect) or the corresponding negative covenant restricting Indebtedness contained in any other Term Credit Agreement then in effect if the Original Term Credit Agreement is not then in effect (which covenant is designated in such Term Credit Agreement as applicable for purposes of this definition);

(b) prior to the Discharge of First Lien Note Obligations, Section 407 of the Original First Lien Indenture (if the Original First Lien Indenture is then in effect) or the corresponding negative covenant restricting Indebtedness contained in any other First Lien Indenture then in effect if the Original First Lien Indenture is not then in effect (which covenant is designated in such First Lien Indenture as applicable for purposes of this definition);

(c) prior to the Discharge of Second Lien Note Obligations, Section 407 of the Original Second Lien Indenture (if the Original Second Lien Indenture is then in effect) or the corresponding negative covenant restricting Indebtedness contained in any other Second Lien Indenture then in effect if the Original Second Lien Indenture is not then in effect (which covenant is designated in such Second Lien Indenture as applicable for purposes of this definition); and

(d) prior to the Discharge of Additional Obligations, any negative covenant restricting Indebtedness contained in any Additional Credit Facility then in effect (which covenant is designated in such Additional Credit Facility as applicable for purposes of this definition).

As used in this definition of “Additional Specified Indebtedness,” the term “Indebtedness” shall have the meaning set forth (w) for purposes of the preceding clause (a), prior to the Discharge of Term Obligations, in the Original Term Credit Agreement (if the Original Term Credit Agreement is then in effect), or in any other Term Credit Agreement then in effect (if the Original Term Credit Agreement is not then in effect), (x) for purposes of the preceding clause (b), prior to the Discharge of First Lien Note Obligations, in the Original First Lien Indenture (if the Original First Lien Indenture is then in effect), or in any other First Lien Indenture then in effect (if the Original First Lien Indenture is not then in effect), (y) for purposes of the preceding clause (c), prior to the Discharge of Second Lien Note Obligations, in the Original Second Lien Indenture (if the Original Second Lien Indenture is then in effect), or in any other Second Lien Indenture then in effect (if the Original Second Lien Indenture is not then in effect), and (z) for purposes of the preceding clause (d), prior to the Discharge of Additional Obligations, in the applicable Additional Credit Facility then in effect. In the event that any Indebtedness as defined in any such Credit Document shall not be Indebtedness as defined in any other such Credit Document, but is or may be incurred in compliance with such other Credit Document, such Indebtedness shall constitute Additional Specified Indebtedness for purposes of such other Credit Document.

“Affiliate” of any specified Person means any other Person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agent” means any Senior Priority Agent or Junior Priority Agent.

“Agreement” shall have the meaning assigned thereto in the Preamble hereto.

“Bank Products Affiliate” means any Term Bank Products Affiliate or any Additional Bank Products Affiliate, as applicable.

“Bank Products Agreement” means any agreement pursuant to which a bank or other financial institution agrees to provide (a) treasury services, (b) credit card, merchant card, purchasing card or stored value card services (including, without limitation, processing and other administrative services with respect thereto), (c) cash management services (including, without limitation, controlled disbursements, credit cards, credit card processing services, automated clearinghouse and other electronic funds transfer transactions, return items, netting, overdrafts, depository, lockbox, stop payment, information reporting, wire transfer and interstate depository network services) and (d) other similar banking products or services as may be requested by any Credit Party (for the avoidance of doubt, excluding letters of credit and loans except indebtedness arising from services described in items (a) through (c) of this definition).

“Bank Products Provider” means any Term Bank Products Provider, any First Lien Note Bank Products Provider, any Second Lien Note Bank Products Provider or any Additional Bank Products Provider, as applicable.

“Bankruptcy Code” means title 11 of the United States Code.

“Base Intercreditor Agreement” means the Intercreditor Agreement, dated as of the date hereof, among General Electric Capital Corporation, as ABL Agent, Bank of America, N.A., as Term Agent, Wilmington Trust, National Association, as First Lien Note Agent, Wilmington Trust, National Association, as Second Lien Note Agent, and any additional agents party thereto from time to time, as the same may be amended, supplemented, waived or otherwise modified from time to time.

“Board of Directors” means, for any Person, the board of directors or other governing body of such Person or, if such Person does not have such a board of directors or other governing body and is owned or managed by a single entity, the Board of Directors of such entity, or, in either case, any committee thereof duly authorized to act on behalf of such Board of Directors. Unless otherwise provided, “Board of Directors” means the Board of Directors of the Company.

“Borrower” means any of the First Lien Note Issuer, the Second Lien Note Issuer, the Term Borrower and any Additional Borrower.

“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banking institutions are authorized or required by law to close in New York City.

“Capital Stock” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

“Cash Collateral” means any Collateral consisting of Money or Cash Equivalents, any Security Entitlement and any Financial Assets.

“Cash Equivalents” means any of the following: (a) money, (b) securities issued or fully guaranteed or insured by the United States of America, Canada or a member state of the European Union or any agency or instrumentality of any thereof, (c) time deposits, certificates of deposit or bankers’ acceptances of (i) any lender under the ABL Credit Agreement, the Term Credit Agreement or any Additional Credit Facility, or any affiliate thereof, (ii) JPMorgan Chase Bank, N.A., SunTrust Bank, Wells Fargo Bank, National Association, Bank of America, N.A., Scotiabank, The Toronto-Dominion Bank, Bank of Montreal, or any of their respective affiliates, or (iii) any commercial bank having capital and surplus in excess of $500.0 million (or the foreign currency equivalent thereof as of the date of such investment) and the commercial paper of the holding company of which is rated at least A-2 or the equivalent thereof by Standard & Poor’s Ratings Group (a division of the McGraw Hill Companies Inc.) or any successor rating agency (“S&P”) or at least P-2 or the equivalent thereof by Moody’s Investors Service, Inc. or any successor rating agency (“Moody’s”) (or if at such time neither is issuing ratings, then a comparable rating of another nationally recognized rating agency), (d) money market instruments, commercial paper or other short-term obligations rated at least A-2 or the equivalent thereof by S&P or at least P-2 or the equivalent thereof by Moody’s (or if at such time neither is issuing ratings, then a comparable rating of another nationally recognized rating agency), (e) investments in money market funds subject to the risk limiting conditions of Rule 2a-7 or any successor rule of the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, (f) Canadian dollars, and (g) investments similar to any of the foregoing denominated in Canadian dollars or any other foreign currencies approved by the Board of Directors.

“Collateral” means the Holding Pledged Stock and all Property now owned or hereafter acquired by any Borrower or any Guarantor in or upon which a Lien is granted or purported to be granted to any Agent under any of the First Lien Note Collateral Documents, the Second Lien Note Collateral Documents, the Term Collateral Documents or the Additional Collateral Documents, together with all rents, issues, profits, products, and Proceeds thereof.

“Company” means HD Supply, Inc., a Delaware corporation, and any successor in interest thereto.

“Control Collateral” means any Collateral consisting of any certificated Security, Investment Property, Deposit Account, Instruments and any other Collateral as to which a Lien may be perfected through possession or control by the secured party, or any agent therefor.

“Controlling Senior Priority Secured Parties” means (i) at any time when the Term Agent is the Senior Priority Representative, the Term Secured Parties, and (ii) at any other time, the Secured Parties whose Agent is the Senior Priority Representative.

“Credit Documents” means the First Lien Note Documents, the Second Lien Note Documents, the Term Documents and any Additional Documents.

“Credit Facility” means any Senior Priority Credit Facility and any Junior Priority Credit Facility, as applicable.

“Credit Parties” means the First Lien Note Credit Parties, the Second Lien Note Credit Parties, the Term Credit Parties and any Additional Credit Parties.

“Creditor” means any Senior Priority Creditor or Junior Priority Creditor.

“Designated Agent” means any Party (other than the Term Agent, the First Lien Note Agent and the Second Lien Note Agent) that the Company designates as a Designated Agent (as confirmed in writing by such Party if such designation is made after the joinder of such Party to this Agreement), as and to the extent so designated. Such designation may be for all purposes of this Agreement, or may be for one or more specified purposes thereunder or provisions thereof.

“Discharge of Additional Obligations” means, if any Indebtedness shall at any time have been incurred under any Additional Credit Facility, (a) the payment in full in cash of the applicable Additional Obligations that are outstanding and unpaid (and excluding, for the avoidance of doubt, unasserted contingent indemnification or other obligations) at the time all Additional Indebtedness under such Additional Credit Facility is paid in full in cash, including (if applicable), with respect to amounts available to be drawn under outstanding letters of credit issued thereunder (or indemnities or other undertakings issued pursuant thereto in respect of outstanding letters of credit), delivery or provision of cash or backstop letters of credit in respect thereof in compliance with the terms of any such Additional Credit Facility (which shall not exceed an amount equal to 105% of the aggregate undrawn amount of such letters of credit) and (b) the termination of all then outstanding commitments to extend credit under the applicable Additional Credit Facility.

“Discharge of First Lien Note Obligations” means the payment in full in cash of the applicable First Lien Note Obligations that are outstanding and unpaid (and excluding, for the avoidance of doubt, unasserted contingent indemnification or other obligations) at the time all Indebtedness under the applicable First Lien Indenture is paid in full in cash.

“Discharge of Junior Priority Obligations” means the occurrence of all of the Discharge of Second Lien Note Obligations and the Discharge of Additional Obligations in respect of Junior Priority Debt.

“Discharge of Second Lien Note Obligations” means the payment in full in cash of the applicable Second Lien Note Obligations that are outstanding and unpaid (and excluding, for the avoidance of doubt, unasserted contingent indemnification or other obligations) at the time all Indebtedness under the applicable Second Lien Indenture is paid in full in cash.

“Discharge of Senior Priority Obligations” means the occurrence of all of the Discharge of Term Obligations, the Discharge of First Lien Note Obligations and the Discharge of Additional Obligations in respect of Senior Priority Debt.

“Discharge of Term Obligations” means (a) the payment in full in cash of the applicable Term Obligations that are outstanding and unpaid (and excluding, for the avoidance of doubt, unasserted contingent indemnification or other obligations) at the time all Indebtedness under the applicable Term Credit Agreement is paid in full in cash, including (if applicable), with respect to amounts available to be drawn under outstanding letters of credit issued thereunder (or indemnities or other undertakings issued pursuant thereto in respect of outstanding letters of credit), delivery or provision of cash or backstop letters of credit in respect thereof in compliance with the terms of any such Term Credit Agreement (which shall not exceed an amount equal to 105% of the aggregate undrawn amount of such letters of credit) and (b) the termination of all then outstanding commitments to extend credit under the Term Documents.

“Domestic Subsidiary” means any Subsidiary of the Company that is not a Foreign Subsidiary.

“Event of Default” means an Event of Default under any First Lien Indenture, any Second Lien Indenture, any Term Credit Agreement or any Additional Credit Facility.

“Excluded Subsidiary Securities” means any Capital Stock and other securities of a Subsidiary to the extent that the pledge of or grant of any other Lien on such Capital Stock and other securities results in the Company being required to file separate financial statements of such Subsidiary with the Securities and Exchange Commission (or any other Governmental Authority) pursuant to either Rule 3-10 or 3-16 of Regulation S-X under the Securities Act, or any other law, rule or regulation as in effect from time to time, but only to the extent necessary to not be subject to such requirement.

“Exercise Any Secured Creditor Remedies” or “Exercise of Secured Creditor Remedies” means:

(a) the taking of any action to enforce or realize upon any Lien, including the institution of any foreclosure proceedings or the noticing of any public or private sale pursuant to Article 9 of the Uniform Commercial Code;

(b) the exercise of any right or remedy provided to a secured creditor on account of a Lien under any of the Credit Documents, under applicable law, in an Insolvency Proceeding or otherwise, including the election to retain any of the Collateral in satisfaction of a Lien;

(c) the taking of any action or the exercise of any right or remedy in respect of the collection on, set off against, marshaling of, injunction respecting or foreclosure on the Collateral or the Proceeds thereof;

(d) the appointment of a receiver, receiver and manager or interim receiver of all or part of the Collateral;

(e) subject to pre-existing rights and licenses, the sale, lease, license, or other disposition of all or any portion of the Collateral by private or public sale or any other means permissible under applicable law;

(f) the exercise of any other right of a secured creditor under Part 6 of Article 9 of the Uniform Commercial Code;

(g) the exercise of any voting rights relating to any Capital Stock included in the Collateral; and

(h) the delivery of any notice, claim or demand relating to the Collateral to any Person (including any securities intermediary, depository bank or landlord) in possession or control of any Collateral.

For the avoidance of doubt, filing a proof of claim in bankruptcy court or seeking adequate protection shall not be deemed to be an Exercise of Secured Creditor Remedies.

“First Lien Indenture” means (i) the Original First Lien Indenture and (ii) if designated by the Company, any other credit agreement, loan agreement, note agreement, promissory note, indenture or other agreement or instrument evidencing or governing the terms of any indebtedness or other financial accommodation that has been incurred to refund, refinance, restructure, replace, renew, repay, increase or extend (whether in whole or in part and whether with the original agent and creditors or other agents and creditors or otherwise) the indebtedness and other obligations outstanding under (x) the Original First Lien Indenture or (y) any subsequent First Lien Indenture (in each case, as amended, restated, supplemented, waived or otherwise modified from time to time); provided, that the requisite creditors party to such First Lien Indenture (or their agent or other representative on their behalf) shall agree, by a joinder agreement substantially in the form of Exhibit C attached hereto or otherwise in form and substance reasonably satisfactory to any Junior Priority Agent (other than the Second Lien Note Agent and any Designated Agent) (or, if there is no continuing Junior Priority Agent other than the Second Lien Note Agent and any Designated Agent, as designated by the Company), that the obligations under such First Lien Indenture are subject to the terms and provisions of this Agreement. Any reference to the First Lien Indenture shall be deemed a reference to any First Lien Indenture then in existence.

“First Lien Note Agent” means Wilmington Trust, National Association in its capacity as collateral agent under the First Lien Indenture, together with its successors and assigns in such capacity from time to time, whether under the Original First Lien Indenture or any subsequent First Lien Indenture, as well as any Person designated as the “Agent” or “Collateral Agent” under any First Lien Indenture.

“First Lien Note Bank Products Provider” means any Person that has entered into a Bank Products Agreement with a First Lien Note Credit Party with the obligations of such First Lien Note Credit

Party thereunder being secured by one or more First Lien Note Collateral Documents, as designated by the Company in accordance with the terms of the First Lien Note Collateral Documents (provided that no Person shall, with respect to any Bank Products Agreement, be at any time a Bank Products Provider hereunder with respect to more than one Credit Facility).

“First Lien Note Collateral Documents” means all “Note Security Documents” as defined in the First Lien Indenture, and all other security agreements, mortgages, deeds of trust and other collateral documents executed and delivered in connection with any First Lien Indenture, in each case as the same may be amended, modified or supplemented from time to time.

“First Lien Note Credit Parties” means the First Lien Note Issuer, the First Lien Note Guarantors and each other direct or indirect Subsidiary of the Company or any of its Affiliates that is as of the date hereof or hereafter becomes a party to any First Lien Note Document.

“First Lien Note Documents” means the First Lien Indenture, the First Lien Note Collateral Documents, any Bank Products Agreements between any First Lien Note Credit Party and any First Lien Note Bank Products Provider, any Hedging Agreements between any First Lien Note Credit Party and any First Lien Note Hedging Provider, any Management Guarantee designated in respect of any First Lien Note Collateral Document, and all other agreements, instruments, documents and certificates, now or hereafter executed by or on behalf of any First Lien Note Credit Party or any of its respective Subsidiaries or Affiliates, and delivered to the First Lien Trustee or First Lien Note Agent, in connection with any of the foregoing, in each case as the same may be amended, supplemented, waived or otherwise modified from time to time.

“First Lien Note Guaranties” means the guarantees of the First Lien Note Guarantors pursuant to the Original First Lien Indenture and all other guarantees of any First Lien Note Obligations of any First Lien Note Credit Party by any other First Lien Note Credit Party in favor of any First Lien Noteholder Secured Party, in each case as amended, restated, supplemented, waived or otherwise modified from time to time.

“First Lien Note Guarantors” means the collective reference to each of the Company’s Domestic Subsidiaries that is a guarantor under any of the First Lien Note Guaranties and any other Person who becomes a guarantor under any of the First Lien Note Guaranties.

“First Lien Note Hedging Provider” means any Person that has entered into a Hedging Agreement with a First Lien Note Credit Party with the obligations of such First Lien Note Credit Party thereunder being secured by one or more First Lien Note Collateral Documents, as designated by the Company in accordance with the terms of the First Lien Note Collateral Documents (provided that no Person shall, with respect to any Hedging Agreement, be at any time a Hedging Provider hereunder with respect to more than one Credit Facility).

“First Lien Note Issuer” means the Company, in its capacity as issuer under the First Lien Indenture, together with its successors and assigns.

“First Lien Note Obligations” means any and all loans and all other obligations, liabilities and indebtedness of every kind, nature and description, whether now existing or hereafter arising, whether arising before, during or after the commencement of any case with respect to any First Lien Note Credit Party under the Bankruptcy Code or any other Insolvency Proceeding, owing by each First Lien Note Credit Party from time to time to the First Lien Note Agent, the First Lien Trustee, the First Lien Noteholders, any First Lien Note Bank Products Provider, any First Lien Note Hedging Provider or any Management Credit Provider under any First Lien Note Document, whether for principal, interest (including interest and fees which, but for the filing of a petition in bankruptcy with respect to such First Lien Note Credit Party, would have accrued on any First Lien Note Obligation, whether or not a claim is allowed against such First Lien Note Credit Party for such interest and fees in the related bankruptcy proceeding), fees, expenses, indemnification or otherwise, and all other amounts owing or due under the terms of the First Lien Note Documents, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time.

“First Lien Noteholder Secured Parties” means the First Lien Trustee, the First Lien Note Agent, the First Lien Noteholders, any First Lien Note Bank Products Provider, any First Lien Note Hedging Provider and any Management Credit Provider in respect of any First Lien Note Document.

“First Lien Noteholders” means the holders of the First Lien Notes, and all successors, assigns, transferees and replacements thereof, as well as any Person designated as a “Holder” or a “Noteholder” under any First Lien Indenture.

“First Lien Notes” means the notes issued by the Company or any Indebtedness otherwise incurred pursuant to the First Lien Indenture.

“First Lien Trustee” means Wilmington Trust, National Association in its capacity as trustee under the First Lien Indenture, together with its successors and assigns in such capacity from time to time, whether under the Original First Lien Indenture or any subsequent First Lien Indenture, as well as any Person designated as the “Trustee” under any First Lien Indenture.

“Foreign Subsidiary” means (a) any Subsidiary of the Company that is not organized under the laws of the United States of America or any state thereof or the District of Columbia and any Subsidiary of such Foreign Subsidiary and (b) any Subsidiary of the Company that has no material assets other than securities or Indebtedness of one or more of the Subsidiaries described in clause (a) above (or Subsidiaries thereof), intellectual property relating to such Subsidiaries described in clause (a) above (or Subsidiaries thereof) and other assets relating to an ownership interest in any such securities, Indebtedness, intellectual property or Subsidiaries.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including the European Union.

“Guarantor” means any of the First Lien Note Guarantors, the Second Lien Note Guarantors, the Term Guarantors and any Additional Guarantors.

“Hedging Affiliate” means any Term Hedging Affiliate or any Additional Hedging Affiliate, as applicable.

“Hedging Agreement” means any interest rate, foreign currency, commodity, credit or equity swap, collar, cap, floor or forward rate agreement, or other agreement or arrangement designed to protect against fluctuations in interest rates or currency, commodity, credit or equity values (including, without limitation, any option with respect to any of the foregoing and any combination of the foregoing agreements or arrangements), and any confirmation executed in connection with any such agreement or arrangement.

“Hedging Provider” means any First Lien Note Hedging Provider, any Second Lien Note Hedging Provider or any Additional Hedging Provider, as applicable.

“Holding” means HDS Holding Corporation, a Delaware corporation, and any successor in interest thereto.

“Holding Pledged Stock” means the Capital Stock of the Company to be pledged by Holding pursuant to the Term Documents and/or (if applicable) any Additional Documents.

“Indebtedness” shall have the meaning assigned thereto in the Term Credit Agreement, the First Lien Indenture, the Second Lien Indenture or any Additional Credit Facility respectively, as applicable.

“Insolvency Proceeding” means (a) any case, action or proceeding before any court or other governmental authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors or other similar arrangement in respect of its creditors generally or any substantial portion of its creditors; in each case covered by clauses (a) and (b) undertaken under United States Federal, State or foreign law, including the Bankruptcy Code, the Bankruptcy and Insolvency Act (Canada) and the Companies’ Creditors Arrangement Act (Canada).

“Inventory” has the meaning assigned in the Uniform Commercial Code as of the date of this Agreement.

“Junior Priority Agent” means any of the Second Lien Note Agent and any Additional Agent under any Junior Priority Documents.

“Junior Priority Collateral Documents” means the Second Lien Note Collateral Documents and any Additional Collateral Documents in respect of any Junior Priority Obligations.

“Junior Priority Credit Facility” means the Second Lien Indenture and any Additional Credit Facility in respect of any Junior Priority Obligations.

“Junior Priority Creditors” means the Second Lien Noteholder Secured Parties and any Additional Secured Party in respect of any Junior Priority Obligations.

“Junior Priority Debt” means:

(1) all Second Lien Note Obligations; and

(2) any Additional Obligations of any Credit Party so long as on or before the date on which the relevant Additional Indebtedness is incurred, such Indebtedness is designated by the Company as “Junior Priority Debt” in the relevant Additional Indebtedness Designation delivered pursuant to Section 7.11.

“Junior Priority Documents” means the Second Lien Note Documents and any Additional Documents in respect of any Junior Priority Obligations.

“Junior Priority Lien” means a Lien granted (a) by a Second Lien Note Collateral Document to the Second Lien Note Agent or (b) by an Additional Collateral Document to any Additional Agent for the purpose of securing Junior Priority Obligations.

“Junior Priority Obligations” means the Second Lien Note Obligations and any Additional Obligations constituting Junior Priority Debt.

“Junior Priority Representative” means the Junior Priority Agent designated by the Junior Priority Agents to act on behalf of the Junior Priority Agents hereunder, acting in such capacity. The Junior Priority Representative shall initially be the Second Lien Note Agent.

“Junior Priority Secured Parties” means, at any time, all of the Junior Priority Agents and all of the Junior Priority Creditors.

“Lien” means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof).

“Lien Priority” means, with respect to any Lien of the First Lien Note Agent, the First Lien Noteholder Secured Parties, the First Lien Note Agent, the First Lien Noteholder Secured Parties, the Term Agent, the Term Creditors, the Second Lien Note Agent, the Second Lien Noteholder Secured Parties, any Additional Agent or any Additional Creditors in the Collateral, the order of priority of such Lien as specified in Section 2.1.

“Major Non-Controlling Senior Priority Agent” means the Agent for the Senior Priority Credit Facility under which the greatest principal amount of Senior Priority Obligations (excluding Senior Priority Obligations under Bank Products Agreements, Hedging Agreements and Management Guarantees) is outstanding at the time of determination.

“Management Credit Provider” means any Person that is a beneficiary of a Management Guarantee, as designated by the Company in accordance with the terms of any Term Collateral Document, First Lien Note Collateral Document, Second Lien Note Collateral Document or Additional Collateral Document.

“Management Guarantee” shall have the meaning assigned to such term (i) with respect to the First Lien Note Obligations, in the Original First Lien Indenture (if the Original First Lien Indenture is then in effect), or in any other First Lien Indenture then in effect (if the Original First Lien Indenture is not then in effect), (ii) with respect to the Second Lien Note Obligations, in the Original Second Lien Indenture (if the Original Second Lien Indenture is then in effect), or in any other Second Lien Indenture then in effect (if the Original Second Lien Indenture is not then in effect), (iii) with respect to the Term Obligations, in the Original Term Credit Agreement (if the Original Term Credit Agreement is then in effect), or in any other Term Credit Agreement then in effect (if the Original Term Credit Agreement is not then in effect) and (iv) with respect to any Additional Obligations, in the applicable Additional Credit Facility.

“Non-Controlling Senior Priority Agent Enforcement Date” means the date that is 120 days (throughout which period the applicable Agent was the Major Non-Controlling Senior Priority Agent) after the occurrence of both (a) an event of default, as defined in the applicable Senior Priority Documents for the Senior Priority Credit Facility represented by such Agent and (b) the Term Agent’s and each other Senior Priority Agent’s receipt of written notice from such Agent certifying that (i) such Agent is the Major Non-Controlling Senior Priority Agent and that an event of default, as defined in such Agent’s applicable Senior Priority Documents, has occurred and is continuing and (ii) the Senior Priority Obligations thereunder are currently due and payable in full (whether as a result of acceleration thereof or otherwise) in accordance with such Senior Priority Documents; provided that the Non-Controlling Senior Priority Agent Enforcement Date shall be stayed and shall not occur and shall be deemed not to have occurred with respect to any Collateral (1) at any time the Senior Priority Representative has commenced and is diligently pursuing any enforcement action with respect to such Collateral or (2) at any time a Credit Party that has granted a security interest in the Collateral is then a debtor under or with respect to (or otherwise subject to) any Insolvency Proceeding.

“Note Excluded Assets” means any Excluded Subsidiary Securities and the Holding Pledged Stock.

“Original First Lien Indenture” means that certain Indenture dated as of the date hereof by and among the First Lien Note Issuer, the First Lien Note Guarantors, the First Lien Trustee, and the First Lien Note Agent, as amended, restated, supplemented, waived or otherwise modified from time to time.

“Original Second Lien Indenture” means that certain Indenture dated as of the date hereof by and among the Second Lien Note Issuer, the Second Lien Note Guarantors, the Second Lien Trustee, and the Second Lien Note Agent, as amended, restated, supplemented, waived or otherwise modified from time to time.

“Original Term Credit Agreement” means that certain Credit Agreement, dated as of date hereof, by and among the Term Borrower, Bank of America, N.A., as administrative agent, the Term Credit Agreement Lenders and the Term Agent, as amended, restated, supplemented, waived or otherwise modified from time to time.

“Party” means any of the First Lien Note Agent, the Second Lien Note Agent, the Term Agent or any Additional Agent, and “Parties” means all of the First Lien Note Agent, the Second Lien Note Agent, the Term Agent and any Additional Agent.

“Person” means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

“Proceeds” means (a) all “proceeds,” as defined in Article 9 of the Uniform Commercial Code, with respect to the Collateral, and (b) whatever is recoverable or recovered when any Collateral is sold, exchanged, collected, or disposed of, whether voluntarily or involuntarily.

“Property” means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

“Second Lien Indenture” means (i) the Original Second Lien Indenture and (ii) if designated by the Company, any other credit agreement, loan agreement, note agreement, promissory note, indenture or other agreement or instrument evidencing or governing the terms of any indebtedness or other financial accommodation that has been incurred to refund, refinance, restructure, replace, renew, repay, increase or extend (whether in whole or in part and whether with the original agent and creditors or other agents and creditors or otherwise) the indebtedness and other obligations outstanding under (x) the Original Second Lien Indenture or (y) any subsequent Second Lien Indenture (in each case, as amended, restated, supplemented, waived or otherwise modified from time to time); provided, that the requisite creditors party to such Second Lien Indenture (or their agent or other representative on their behalf) shall agree, by a joinder agreement substantially in the form of Exhibit C attached hereto or otherwise in form and substance reasonably satisfactory to the Term Agent and any other Senior Priority Agent (other than the First Lien Note Agent and any Designated Agent) (or, if there is no continuing Senior Priority Agent other than the First Lien Note Agent and any Designated Agent, as designated by the Company), that the obligations under such Second Lien Indenture are subject to the terms and provisions of this Agreement. Any reference to the Second Lien Indenture shall be deemed a reference to any Second Lien Indenture then in existence.

“Second Lien Note Agent” means Wilmington Trust, National Association in its capacity as collateral agent under the Second Lien Indenture, together with its successors and assigns in such capacity from time to time, whether under the Original Second Lien Indenture or any subsequent Second Lien Indenture, as well as any Person designated as the “Agent” or “Collateral Agent” under any Second Lien Indenture.

“Second Lien Note Bank Products Provider” means any Person that has entered into a Bank Products Agreement with a Second Lien Note Credit Party with the obligations of such Second Lien Note Credit Party thereunder being secured by one or more Second Lien Note Collateral Documents, as designated by the Company in accordance with the terms of the Second Lien Note Collateral Documents (provided that no Person shall, with respect to any Bank Products Agreement, be at any time a Bank Products Provider hereunder with respect to more than one Credit Facility).

“Second Lien Note Collateral Documents” means all “Note Security Documents” as defined in the Second Lien Indenture, and all other security agreements, mortgages, deeds of trust and other collateral documents executed and delivered in connection with any Second Lien Indenture, in each case as the same may be amended, modified or supplemented from time to time.

“Second Lien Note Credit Parties” means the Second Lien Note Issuer, the Second Lien Note Guarantors and each other direct or indirect Subsidiary of the Company or any of its Affiliates that is as of the date hereof or hereafter becomes a party to any Second Lien Note Document.

“Second Lien Note Documents” means the Second Lien Indenture, the Second Lien Note Collateral Documents, any Bank Products Agreements between any Second Lien Note Credit Party and any Second Lien Note Bank Products Provider, any Hedging Agreements between any Second Lien Note Credit Party and any Second Lien Note Hedging Provider, any Management Guarantee designated in respect of any Second Lien Note Collateral Document, and all other agreements, instruments, documents and certificates, as of the date hereof or hereafter executed by or on behalf of any Second Lien Note Credit Party or any of its respective Subsidiaries or Affiliates, and delivered to the Second Lien Trustee or Second Lien Note Agent, in connection with any of the foregoing, in each case as the same may be amended, supplemented, waived or otherwise modified from time to time.

“Second Lien Note Guaranties” means the guarantees of the Second Lien Note Guarantors pursuant to the Original Second Lien Indenture and all other guarantees of any Second Lien Note Obligations of any Second Lien Note Credit Party by any other Second Lien Note Credit Party in favor of any Second Lien Noteholder Secured Party, in each case as amended, restated, supplemented, waived or otherwise modified from time to time.

“Second Lien Note Guarantors” means the collective reference to each of the Company’s Domestic Subsidiaries that is a guarantor under any of the Second Lien Note Guaranties and any other Person who becomes a guarantor under any of the Second Lien Note Guaranties.

“Second Lien Note Hedging Provider” means any Person that has entered into a Hedging Agreement with a Second Lien Note Credit Party with the obligations of such Second Lien Note Credit Party thereunder being secured by one or more Second Lien Note Collateral Documents, as designated by the Company in accordance with the terms of the Second Lien Note Collateral Documents (provided that no Person shall, with respect to any Hedging Agreement, be at any time a Hedging Provider hereunder with respect to more than one Credit Facility).

“Second Lien Note Issuer” means the Company, in its capacity as issuer under the Second Lien Indenture, together with its successors and assigns.

“Second Lien Note Obligations” means any and all loans and all other obligations, liabilities and indebtedness of every kind, nature and description, whether existing as of the date hereof or hereafter arising, whether arising before, during or after the commencement of any case with respect to any Second Lien Note Credit Party under the Bankruptcy Code or any other Insolvency Proceeding, owing by each Second Lien Note Credit Party from time to time to the Second Lien Note Agent, the Second Lien Trustee, the Second Lien Noteholders, any Second Lien Note Bank Products Provider, any Second Lien Note Hedging Provider or any Management Credit Provider under any Second Lien Note Document, whether for principal, interest (including interest and fees which, but for the filing of a petition in bankruptcy with respect to such Second Lien Note Credit Party, would have accrued on any Second Lien Note Obligation, whether or not a claim is allowed against such Second Lien Note Credit Party for such interest and fees in the related bankruptcy proceeding), fees, expenses, indemnification or otherwise, and all other amounts owing or due under the terms of the Second Lien Note Documents, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time.

“Second Lien Noteholder Secured Parties” means the Second Lien Trustee, the Second Lien Note Agent, the Second Lien Noteholders, any Second Lien Note Bank Products Provider, any Second Lien Note Hedging Provider and any Management Credit Provider in respect of any Second Lien Note Document.

“Second Lien Noteholders” means the holders of the Second Lien Notes, and all successors, assigns, transferees and replacements thereof, as well as any Person designated as a “Holder” or a “Noteholder” under any Second Lien Indenture.

“Second Lien Notes” means the notes issued by the Company or any Indebtedness otherwise incurred pursuant to the Second Lien Indenture.

“Second Lien Trustee” means Wilmington Trust, National Association in its capacity as trustee under the Second Lien Indenture, together with its successors and assigns in such capacity from time to time, whether under the Original Second Lien Indenture or any subsequent Second Lien Indenture, as well as any Person designated as the “Trustee” under any Second Lien Indenture.

“Secured Parties” means any Senior Priority Secured Parties and any Junior Priority Secured Parties, as applicable.

“Senior Priority Agent” means any of the Term Agent, the First Lien Note Agent or any Additional Agent under any Senior Priority Documents.

“Senior Priority Credit Facility” means the Term Credit Agreement, the First Lien Indenture and any Additional Credit Facility in respect of any Senior Priority Obligations.

“Senior Priority Creditors” means the Term Secured Parties, the First Lien Noteholder Secured Parties and any Additional Secured Party in respect of any Senior Priority Obligations.

“Senior Priority Debt” means:

(1) all Term Obligations; and

(2) all First Lien Note Obligations; and

(3) any Additional Obligations of any Credit Party so long as on or before the date on which the relevant Additional Indebtedness is incurred, such Indebtedness is designated by the Company as “Senior Priority Debt” in the relevant Additional Indebtedness Designation delivered pursuant to Section 7.11.

“Senior Priority Documents” means the Term Documents, the First Lien Note Documents and any Additional Documents in respect of any Senior Priority Obligations.

“Senior Priority Facility Creditors” means the Term Credit Agreement Lenders and any Additional Credit Facility Creditors in respect of any Senior Priority Obligations.

“Senior Priority Lien” means a Lien granted (a) by a Term Collateral Document to the Term Agent, (b) by a First Lien Note Collateral Document to the First Lien Note Agent or (c) by an Additional Collateral Document to any Additional Agent for the purpose of securing Senior Priority Obligations.

“Senior Priority Obligations” means the Term Obligations, the First Lien Note Obligations and any Additional Obligations constituting Senior Priority Debt.

“Senior Priority Representative” means (i) until the Senior Priority Representative Change Date, the Term Agent and (ii) upon and after the Senior Priority Representative Change Date, the Major Non-Controlling Senior Priority Agent.

“Senior Priority Representative Change Date” means the earlier of (1) the Discharge of Term Obligations and (2) the Non-Controlling Senior Priority Agent Enforcement Date.

“Senior Priority Secured Parties” means, at any time, all of the Senior Priority Agents and all of the Senior Priority Creditors.

“Series of Junior Priority Debt” means, severally, (a) the Indebtedness outstanding under the Second Lien Indenture and (b) the Indebtedness outstanding under any Additional Credit Facility in respect of or constituting Junior Priority Debt.

“Series of Senior Priority Debt” means, severally, (a) the Indebtedness outstanding under the Term Credit Agreement, (b) the Indebtedness outstanding under the First Lien Indenture and (c) the Indebtedness outstanding under any Additional Credit Facility in respect of or constituting Senior Priority Debt.

“Standstill Period” shall have the meaning set forth in Section 2.3(a).

“Subsidiary” of any Person means any corporation, association, partnership, or other business entity of which more than 50% of the total voting power of shares of Capital Stock or other equity interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly by (i) such Person or (ii) one or more Subsidiaries of such Person. Unless otherwise qualified, all references to a “Subsidiary” or to “Subsidiaries” in this Agreement shall refer to a Subsidiary or Subsidiaries of the Company.

“Term Agent” means Bank of America, N.A., in its capacity as collateral agent under the Term Credit Agreement, together with its successors and assigns in such capacity from time to time, whether under the Original Term Credit Agreement or any subsequent Term Credit Agreement, as well as any Person designated as the “Agent,” “Administrative Agent” or “Collateral Agent” under any Term Credit Agreement.

“Term Bank Products Affiliate” means any Person who (a) has entered into a Bank Products Agreement with a Term Credit Party with the obligations of such Term Credit Party thereunder being secured by one or more Term Collateral Documents, (b) was a Term Agent, a Term Credit Agreement Lender or an Affiliate of a Term Credit Agreement Lender at the time of entry into such Bank Products Agreement, or on or prior to May 15, 2012, or at the time of the designation referred to in the following clause (c), and (c) has been designated by the Company in accordance with the terms of one or more Term Collateral Documents (provided that no Person shall, with respect to any Bank Products Agreement, be at any time a Bank Products Affiliate hereunder with respect to more than one Credit Facility).

“Term Bank Products Provider” means any Person (other than a Term Bank Products Affiliate) that has entered into a Bank Products Agreement with a Term Credit Party with the obligations of such Term Credit Party thereunder being secured by one or more Term Collateral Documents, as designated by the Company in accordance with the terms of the Term Collateral Documents (provided that no Person shall, with respect to any Bank Products Agreement, be at any time a Bank Products Provider hereunder with respect to more than one Credit Facility).

“Term Borrower” means the borrower or borrowers under the Term Credit Agreement, together with its or their respective successors and assigns.

“Term Collateral Documents” means all “Security Documents” as defined in the Original Term Credit Agreement, and all other security agreements, mortgages, deeds of trust and other collateral documents executed and delivered in connection with any Term Credit Agreement, and any other agreement, document or instrument pursuant to which a Lien is granted securing any Term Obligations or under which rights or remedies with respect to such Liens are governed, in each case as the same may be amended, supplemented, waived or otherwise modified from time to time.

“Term Credit Agreement” means (a) the Original Term Credit Agreement and (b) if designated by the Company, any other credit agreement, loan agreement, note agreement, promissory note, indenture or other agreement or instrument evidencing or governing the terms of any indebtedness or other financial accommodation that has been incurred to refund, refinance, restructure, replace, renew, repay, increase or extend (whether in whole or in part and whether with the original agent and creditors or other agents and creditors or otherwise) the indebtedness and other obligations outstanding under (x) the Original Term Credit Agreement or (y) any subsequent Term Credit Agreement (in each case, as amended, restated, supplemented, waived or otherwise modified from time to time); provided, that the requisite creditors party to such Term Credit Agreement (or their agent or other representative on their behalf) shall agree, by a joinder agreement substantially in the form of Exhibit C attached hereto or otherwise in form and substance reasonably satisfactory to any Junior Priority Agent (other than the Second Lien Note Agent and any Designated Agent) (or, if there is no continuing Junior Priority Agent other than the Second Lien Note Agent and any Designated Agent, as designated by the Company), that the obligations under such Term Credit Agreement are subject to the terms and provisions of this Agreement. Any reference to the Term Credit Agreement shall be deemed a reference to any Term Credit Agreement then in existence.

“Term Credit Agreement Lenders” means the lenders, debtholders and other creditors party from time to time to the Term Credit Agreement, together with their successors, assigns and transferees.

“Term Credit Parties” means the Term Borrower, the Term Guarantors and each other direct or indirect Subsidiary of the Company or any of its Affiliates that is as of the date hereof or hereafter becomes a party to any Term Document.

“Term Creditors” means all Term Credit Agreement Lenders, Term Bank Products Affiliates, Term Hedging Affiliates, Term Bank Products Providers and Management Credit Providers in respect of any Term Document and all successors, assigns, transferees and replacements thereof, as well as any Person designated as a “Lender” under any Term Credit Agreement.

“Term Documents” means the Term Credit Agreement, the Term Guaranties, the Term Collateral Documents, any Bank Products Agreements between any Term Credit Party and any Term Bank Products Affiliate or Term Bank Products Provider, any Hedging Agreements between any Term Credit Party and any Term Hedging Affiliate, any Management Guarantee designated in respect of any Term Collateral Document, those other ancillary agreements as to which the Term Agent or any Term Creditor is a party or a beneficiary and all other agreements, instruments, documents and certificates, as of the date hereof or hereafter executed by or on behalf of any Term Credit Party or any of its respective Subsidiaries or Affiliates, and delivered to the Term Agent, in connection with any of the foregoing or any Term Credit Agreement, in each case as the same may be amended, supplemented, waived or otherwise modified from time to time.

“Term Guaranties” means the guarantees of the Term Guarantors pursuant to the initial guarantee agreement entered into in connection with the Term Credit Agreement, and all other guaranties of any Term Obligations of any Term Credit Party in favor of any Term Secured Party, in each case as the same may be amended, supplemented, waived or otherwise modified from time to time.

“Term Guarantors” means the collective reference to each of the Company’s Domestic Subsidiaries that is a guarantor under any of the Term Guaranties and any other Person who becomes a guarantor under any of the Term Guaranties.

“Term Hedging Affiliate” means any Person who (a) has entered into a Hedging Agreement with a Term Credit Party with the obligations of such Term Credit Party thereunder being secured by one or more Term Collateral Documents, (b) was (i) a Term Agent, a Term Credit Agreement Lender or an “Other Representative” under and as defined in any Term Credit Agreement or an Affiliate of a Term Agent, Term Credit Agreement Lender or an “Other Representative” under and as defined in any Term Credit Agreement at the time of entry into such Hedging Agreement, or on or prior to May 15, 2012, or at the time of the designation referred to in the following clause (c) or (ii) an ABL Agent, an ABL Credit Agreement Lender or an Affiliate of an ABL Credit Agreement Lender at the time of entry into such Hedging Agreement, or on or prior to the date of the Base Intercreditor Agreement, or at the time of the designation referred to in the following clause (c), and (c) has been designated by the Company in accordance with the terms of one or more Term Collateral Documents (provided that no Person shall, with respect to any Hedging Agreement, be at any time a Hedging Affiliate hereunder with respect to more than one Credit Facility).

“Term Obligations” means any and all loans and all other obligations, liabilities and indebtedness of every kind, nature and description, whether existing as of the date hereof or hereafter arising, whether arising before, during or after the commencement of any case with respect to any Term Credit Party under the Bankruptcy Code or any other Insolvency Proceeding, owing by each Term Credit Party from time to time to any Term Agent, any Term Creditors or any of them, including any Term Bank Products Affiliates, Term Hedging Affiliates, Term Bank Products Providers or Management Credit Providers, under any Term Document, whether for principal, interest (including interest and fees which, but for the filing of a petition in bankruptcy with respect to such Term Credit Party, would have accrued on any Term Obligation, whether or not a claim is allowed against such Term Credit Party for such interest and fees in the related bankruptcy proceeding), reimbursement of amounts drawn under letters of credit, payments for early termination of Hedging Agreements, fees, expenses, indemnification or otherwise, and all other amounts owing or due under the terms of the Term Documents, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time.

“Term Secured Parties” means the Term Agent and the Term Creditors.

“Uniform Commercial Code” means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided that to the extent that the Uniform Commercial Code is used to define any term in any security document and such term is defined differently in differing Articles of the Uniform Commercial Code, the definition of such term contained in Article 9 shall govern; provided, further, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, publication or priority of, or remedies with respect to, Liens of any Party is governed by the Uniform Commercial Code or foreign personal property security laws as enacted and in effect in a jurisdiction other than the State of New York, the term “Uniform Commercial Code” will mean the Uniform Commercial Code or such foreign personal property security laws as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.

“United States” means the United States of America.

Section 1.3 Rules of Construction. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term “including” is not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Article, section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any reference herein to the repayment in full of an obligation shall mean the payment in full in cash of such obligation, or in such other manner as may be approved in writing by the requisite holders or representatives in respect of such obligation, or in such other manner as may be approved by the requisite holders or representatives in respect of such obligation.

ARTICLE II

LIEN PRIORITY

Section 2.1 Agreement to Subordinate.

(a) Notwithstanding (i) the date, time, method, manner, or order of grant, attachment, or perfection (including any defect or deficiency or alleged defect or deficiency in any of the foregoing) of any Liens granted to any Senior Priority Agent or any Senior Priority Creditors in respect of all or any portion of the Collateral, or of any Liens granted to any Junior Priority Agent or any Junior Priority Creditors in respect of all or any portion of the Collateral, and regardless of how any such Lien was acquired (whether by grant, statute, operation of law, subrogation or otherwise), (ii) the order or time of filing or recordation of any document or instrument for perfecting the Liens in favor of any Senior Priority Agent, any Senior Priority Creditors, any Junior Priority Agent or any Junior Priority Creditors in any Collateral, (iii) any provision of the Uniform Commercial Code, the Bankruptcy Code or any other applicable law, or of any Senior Priority Documents or Junior Priority Documents, (iv) whether any Senior

Priority Agent or any Junior Priority Agent, in each case either directly or through agents, holds possession of, or has control over, all or any part of the Collateral, (v) the fact that any such Liens in favor of any Senior Priority Agent or any Senior Priority Creditors securing any of the Senior Priority Obligations are (x) subordinated to any Lien securing any other obligation of any Credit Party or (y) otherwise subordinated, voided, avoided, invalidated or lapsed or (vi) any other circumstance of any kind or nature whatsoever, each Junior Priority Agent, for and on behalf of itself and the Junior Priority Creditors represented thereby, hereby agrees that:

(i) any Lien in respect of all or any portion of the Collateral now or hereafter held by or on behalf of any Junior Priority Agent or any Junior Priority Creditor that secures all or any portion of the Junior Priority Obligations shall be junior and subordinate in all respects to all Liens granted to any of the Senior Priority Agents and the Senior Priority Creditors in the Collateral to secure all or any portion of the Senior Priority Obligations;

(ii) any Lien in respect of all or any portion of the Collateral now or hereafter held by or on behalf of any Senior Priority Agent or any Senior Priority Creditor that secures all or any portion of the Senior Priority Obligations shall be senior and prior in all respects to all Liens granted to any of the Junior Priority Agents and the Junior Priority Creditors in the Collateral to secure all or any portion of the Junior Priority Obligations;

(iii) except as may be separately otherwise agreed in writing by and between or among any applicable Senior Priority Agents, in each case on behalf of itself and the Senior Priority Secured Parties represented thereby, any Lien in respect of all or any portion of the Collateral now or hereafter held by or on behalf of any Senior Priority Agent or any Senior Priority Creditor that secures all or any portion of the Senior Priority Obligations shall be pari passu and equal in priority in all respects with any Lien in respect of all or any portion of the Collateral now or hereafter held by or on behalf of any other Senior Priority Agent or any other Senior Priority Creditor that secures all or any portion of the Senior Priority Obligations; and

(iv) except as may be separately otherwise agreed in writing by and between or among any applicable Junior Priority Agents, in each case on behalf of itself and the Junior Priority Secured Parties represented thereby, any Lien in respect of all or any portion of the Collateral now or hereafter held by or on behalf of any Junior Priority Agent or any Junior Priority Creditor that secures all or any portion of the Junior Priority Obligations shall be pari passu and equal in priority in all respects with any Lien in respect of all or any portion of the Collateral now or hereafter held by or on behalf of any other Junior Priority Agent or any other Junior Priority Creditor that secures all or any portion of the Junior Priority Obligations.

(b) Notwithstanding (i) the date, time, method, manner, or order of grant, attachment, or perfection (including any defect or deficiency or alleged defect or deficiency in any of the foregoing) of any Liens granted to any Senior Priority Agent or any Senior Priority Creditors in respect of all or any portion of the Collateral and regardless of how any such Lien was acquired (whether by grant, statute, operation of law, subrogation or otherwise), (ii) the order or time of filing or recordation of any document or instrument for perfecting the Liens in favor of any other Senior Priority Agent or any other Senior Priority Creditors in any Collateral, (iii) any provision of the Uniform Commercial Code, the Bankruptcy Code or any other applicable law, or of any Senior Priority Documents, (iv) whether any Senior Priority Agent, in each case either directly or through agents, holds possession of, or has control over, all or any part of the Collateral, (v) the fact that any such Liens in favor of any Senior Priority Agent or any Senior Priority Creditors securing any of the Senior Priority Obligations are (x) subordinated to any Lien securing any other obligation of any Credit Party or (y) otherwise subordinated, voided, avoided, invalidated or lapsed or (vi) any other circumstance of any kind or nature whatsoever, each Senior Priority

Agent, for and on behalf of itself and the Senior Priority Creditors represented thereby, hereby agrees that except as may be separately otherwise agreed in writing by and between or among any applicable Senior Priority Agents, in each case on behalf of itself and the Senior Priority Creditors represented thereby, any Lien in respect of all or any portion of the Collateral now or hereafter held by or on behalf of any Senior Priority Agent or any Senior Priority Creditor that secures all or any portion of the Senior Priority Obligations shall be pari passu and equal in priority in all respects with any Lien in respect of all or any portion of the Collateral now or hereafter held by or on behalf of any other Senior Priority Agent or any other Senior Priority Creditor that secures all or any portion of the Senior Priority Obligations.

(c) Notwithstanding any failure by any Senior Priority Secured Party to perfect its security interests in the Collateral or any avoidance, invalidation, priming or subordination by any third party or court of competent jurisdiction of the security interests in the Collateral granted to any of the Senior Priority Secured Parties, the priority and rights as (x) between the respective classes of Senior Priority Secured Parties, and (y) between the Senior Priority Secured Parties, on the one hand, and the Junior Priority Secured Parties, on the other hand, with respect to the Collateral shall be as set forth herein. Notwithstanding any failure by any Junior Priority Secured Party to perfect its security interests in the Collateral or any avoidance, invalidation, priming or subordination by any third party or court of competent jurisdiction of the security interests in the Collateral granted to any of the Junior Priority Secured Parties, the priority and rights as between the respective classes of Junior Priority Secured Parties with respect to the Collateral shall be as set forth herein. Lien priority as among the Senior Priority Obligations and the Junior Priority Obligations with respect to any Collateral will be governed solely by this Agreement, except as may be separately otherwise agreed in writing by or among any applicable Parties.

(d) The Term Agent, for and on behalf of itself and the Term Creditors, acknowledges and agrees that (x) concurrently herewith, the First Lien Note Agent, for the benefit of itself and the First Lien Noteholder Secured Parties, has been granted Senior Priority Liens upon all of the Collateral in which the Term Agent has been granted Senior Priority Liens (except to the extent provided in Section 7.23 hereof), and the Term Agent hereby consents thereto, (y) concurrently herewith, the Second Lien Note Agent, for the benefit of itself and the Second Lien Noteholder Secured Parties, has been granted Junior Priority Liens upon all of the Collateral in which the Term Agent has been granted Senior Priority Liens (except to the extent provided in Section 7.23 hereof), and the Term Agent hereby consents thereto, and (z) one or more Additional Agents, each on behalf of itself and any Additional Creditors represented thereby, may be granted Senior Priority Liens or Junior Priority Liens upon all of the Collateral in which the Term Agent has been granted Senior Priority Liens (except to the extent provided in Section 7.23 hereof), and the Term Agent hereby consents thereto.

(e) The First Lien Note Agent, for and on behalf of itself and the First Lien Noteholder Secured Parties, acknowledges and agrees that (x) concurrently herewith, the Term Agent, for the benefit of itself and the Term Creditors, has been granted Senior Priority Liens upon all of the Collateral in which the First Lien Note Agent has been granted Senior Priority Liens, and the First Lien Note Agent hereby consents thereto, (y) concurrently herewith, the Second Lien Note Agent, for the benefit of itself and the Second Lien Noteholder Secured Parties, has been granted Junior Priority Liens upon all of the Collateral in which the First Lien Note Agent has been granted Senior Priority Liens, and the First Lien Note Agent hereby consents thereto, and (z) one or more Additional Agents, each on behalf of itself and any Additional Creditors represented thereby, may be granted Senior Priority Liens or Junior Priority Liens upon all of the Collateral in which the First Lien Note Agent has been granted Senior Priority Liens, and the First Lien Note Agent hereby consents thereto.

(f) The Second Lien Note Agent, for and on behalf of itself and the Second Lien Noteholder Secured Parties, acknowledges and agrees that (x) concurrently herewith, the Term Agent, for the benefit of itself and the Term Creditors, has been granted Senior Priority Liens upon all of the

Collateral in which the Second Lien Note Agent has been granted Junior Priority Liens, and the Second Lien Note Agent hereby consents thereto, (y) concurrently herewith, the First Lien Note Agent, for the benefit of itself and the First Lien Noteholder Secured Parties, has been granted Senior Priority Liens upon all of the Collateral in which the Second Lien Note Agent has been granted Junior Priority Liens, and the Second Lien Note Agent hereby consents thereto, and (z) one or more Additional Agents, each on behalf of itself and any Additional Creditors represented thereby, may be granted Senior Priority Liens or Junior Priority Liens upon all of the Collateral in which the Second Lien Note Agent has been granted Junior Priority Liens, and the Second Lien Note Agent hereby consents thereto.

(g) Each Additional Agent, for and on behalf of itself and any Additional Creditors represented thereby, acknowledges and agrees that, (w) the Term Agent, for the benefit of itself and the Term Creditors, has been granted Senior Priority Liens upon all of the Collateral in which such Additional Agent is being granted Liens, and such Additional Agent hereby consents thereto, (x) the First Lien Note Agent, for the benefit of itself and the First Lien Noteholder Secured Parties, has been granted Senior Priority Liens upon all of the Collateral in which such Additional Agent is being granted Liens, and such Additional Agent hereby consents thereto, (y) the Second Lien Note Agent, for the benefit of itself and the Second Lien Noteholder Secured Parties, has been granted Junior Priority Liens upon all of the Collateral in which such Additional Agent is being granted Liens, and such Additional Agent hereby consents thereto and (z) one or more other Additional Agents, each on behalf of itself and any Additional Creditors represented thereby, have been or may be granted Senior Priority Liens or Junior Priority Liens upon all of the Collateral in which such Additional Agent is being granted Liens (except to the extent provided in Section 7.23 hereof), and such Additional Agent hereby consents thereto.

(h) The subordination of Liens by each Junior Priority Agent in favor of the Senior Priority Agents shall not be deemed to subordinate the Liens of any Junior Priority Agent to the Liens of any other Person. The provision of pari passu and equal priority as between Liens of any Senior Priority Agent and Liens of any other Senior Priority Agent, in each case as set forth herein, shall not be deemed to provide that the Liens of the Senior Priority Agent will be pari passu or of equal priority with the Liens of any other Person, or to subordinate any Liens of any Senior Priority Agent to the Liens of any Person. The provision of pari passu and equal priority as between Liens of any Junior Priority Agent and Liens of any other Junior Priority Agent, in each case as set forth herein, shall not be deemed to provide that the Liens of the Junior Priority Agent will be pari passu or of equal priority with the Liens of any other Person.

Section 2.2 Waiver of Right to Contest Liens.

(a) Each Junior Priority Agent, for and on behalf of itself and the Junior Priority Creditors represented thereby, agrees that it and they shall not (and hereby waives any right to) take any action to contest or challenge (or assist or support any other Person in contesting or challenging), directly or indirectly, whether or not in any proceeding (including in any Insolvency Proceeding), the validity, priority, enforceability, or perfection of the Liens of any Senior Priority Agent or any Senior Priority Creditor in respect of the Collateral, or the provisions of this Agreement. Except to the extent expressly set forth in this Agreement, each Junior Priority Agent, for itself and on behalf of the Junior Priority Creditors represented thereby, agrees that no Junior Priority Agent or Junior Priority Creditor will take any action that would interfere with any Exercise of Secured Creditor Remedies undertaken by any Senior Priority Agent or any Senior Priority Creditor under the Senior Priority Documents with respect to the Collateral. Except to the extent expressly set forth in this Agreement, each Junior Priority Agent, for itself and on behalf of the Junior Priority Creditors represented thereby, hereby waives any and all rights it or such Junior Priority Creditors may have as a junior lien creditor or otherwise to contest, protest, object to or interfere with the manner in which any Senior Priority Agent or any Senior Priority Creditor seeks to enforce its Liens in any Collateral.

(b) The assertion of priority rights established under the terms of this Agreement shall not be considered a challenge to Lien priority of any Party prohibited by this Section 2.2.

Section 2.3 Remedies Standstill.

(a) Each Junior Priority Agent, for and on behalf of itself and the Junior Priority Creditors represented thereby, agrees that, until the date upon which the Discharge of Senior Priority Obligations shall have occurred, such Junior Priority Agent and such Junior Priority Creditors:

(i) will not Exercise Any Secured Creditor Remedies with respect to the Collateral without the written consent of the Senior Priority Representative; provided that any Junior Priority Agent may Exercise Any Secured Creditor Remedies (other than any Secured Creditor Remedies the exercise of which is otherwise prohibited by this Agreement, including, without limitation, Section 6) after a period of 180 consecutive days has elapsed from the date of delivery of written notice by such Junior Priority Agent to each Senior Priority Agent stating that an Event of Default (as defined under the applicable Junior Priority Credit Facility) has occurred and is continuing thereunder and stating its intention to Exercise Any Secured Creditor Remedies (the “Standstill Period”), and then only so long as (1) no Event of Default relating to the payment of interest, principal, fees or other Senior Priority Obligations shall have occurred and be continuing and (2) no Senior Priority Secured Party shall have commenced (or attempted to commence or given notice of its intent to commence) the Exercise of Secured Creditor Remedies with respect to the Collateral (including seeking relief from the automatic stay or any other stay in any Insolvency Proceeding), and

(ii) will not take, receive or accept any Proceeds of the Collateral, it being understood and agreed that the temporary deposit of Proceeds of Collateral in a Deposit Account controlled by the Junior Priority Representative shall not constitute a breach of this Agreement so long as such Proceeds are promptly remitted to the Senior Priority Representative.

From and after the date upon which the Discharge of Senior Priority Obligations shall have occurred (or prior thereto upon obtaining the written consent of each Senior Priority Agent), any Junior Priority Agent and any Junior Priority Creditor may Exercise Any Secured Creditor Remedies under the Junior Priority Documents or applicable law as to any Collateral; provided, however, that any Exercise of Secured Creditor Remedies with respect to any Collateral by any Junior Priority Agent or any Junior Priority Creditor is at all times subject to the provisions of this Agreement, including Section 4.1.

(b) Any Senior Priority Agent, on behalf of itself and any Senior Priority Creditors represented thereby, agrees that such Senior Priority Agent and such Senior Priority Creditors will not Exercise Any Secured Creditor Remedies with respect to any of the Collateral without the written consent of the Senior Priority Representative and will not take, receive or accept any Proceeds of Collateral (except as may be separately otherwise agreed in writing by and between or among all Senior Priority Agents, in each case on behalf of itself and the Senior Priority Creditors represented thereby), it being understood and agreed that the temporary deposit of Proceeds of Collateral in a Deposit Account controlled by such Senior Priority Agent shall not constitute a breach of this Agreement so long as such Proceeds are promptly remitted to the Senior Priority Representative; provided that nothing in this sentence shall prohibit any Senior Priority Agent from taking such actions in its capacity as Senior Priority Representative, if applicable. The Senior Priority Representative may Exercise Any Secured Creditor Remedies under the Senior Priority Documents or applicable law as to any Collateral; provided, however, that any Exercise of Secured Creditor Remedies with respect to any Collateral by the Senior Priority Representative is at all times subject to the provisions of this Agreement, including Section 4.1 hereof.

(c) Nothing in this Agreement shall prohibit the receipt by any Junior Priority Secured Party of the required payments of interest, principal and other amounts owed in respect of the Junior Priority Obligations, so long as such receipt is not the direct or indirect result of the exercise by any Junior Priority Secured Party of rights or remedies as a secured creditor in respect of the Collateral (including set-off) or enforcement in contravention of this Agreement of any Lien held by it.

Section 2.4 Exercise of Rights.

(a) No Other Restrictions. Except as expressly set forth in this Agreement, each Agent and each Creditor shall have any and all rights and remedies it may have as a creditor under applicable law, including the right to the Exercise of Secured Creditor Remedies (except as may be separately otherwise agreed in writing by and between or among any applicable Parties, solely as among such Parties and the Creditors represented thereby); provided, however, that the Exercise of Secured Creditor Remedies with respect to the Collateral shall be subject to the Lien Priority and to the provisions of this Agreement, including Section 4.1. Each Senior Priority Agent may enforce the provisions of the applicable Senior Priority Documents, each Junior Priority Agent may enforce the provisions of the applicable Junior Priority Documents, and each Agent may Exercise Any Secured Creditor Remedies, all in such order and in such manner as each may determine in the exercise of its sole discretion, consistent with the terms of this Agreement and mandatory provisions of applicable law (except as may be separately otherwise agreed in writing by and between or among any applicable Parties, solely as among such Parties and the Creditors represented thereby); provided, however, that each Agent agrees to provide to each other such Party copies of any notices that it is required under applicable law to deliver to any Credit Party; provided, further, however, that any Senior Priority Agent’s failure to provide any such copies to any other such Party shall not impair any Senior Priority Agent’s rights hereunder or under any of the applicable Senior Priority Documents, and any Junior Priority Agent’s failure to provide any such copies to any other such Party shall not impair any Junior Priority Agent’s rights hereunder or under any of the applicable Junior Priority Documents. Each Agent agrees for and on behalf of itself and each Creditor represented thereby that such Agent and each such Creditor will not institute any suit or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim, (x) in the case of any Junior Priority Agent and any Junior Priority Creditor represented thereby, against any Senior Priority Secured Party, and (y) in the case of any Senior Priority Agent and any Senior Priority Creditor represented thereby, against any Junior Priority Secured Party, seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to any action taken or omitted to be taken by such Person with respect to the Collateral that is consistent with the terms of this Agreement, and none of such Persons shall be liable for any such action taken or omitted to be taken. Except as may be separately otherwise agreed in writing by and between or among any applicable Senior Priority Agents, in each case on behalf of itself and the Senior Priority Creditors represented thereby, each Senior Priority Agent agrees for and on behalf of any Senior Priority Creditors represented thereby that such Agent and each such Creditor will not institute any suit or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim against any other Senior Priority Agent or any Senior Priority Creditor represented thereby seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to any action taken or omitted to be taken by such Person with respect to the Collateral that is consistent with the terms of this Agreement, and none of such Persons shall be liable for any such action taken or omitted to be taken. Except as may be separately otherwise agreed in writing by and between or among any Junior Priority Agents, in each case on behalf of itself and the Junior Priority Creditors represented thereby, each Junior Priority Agent agrees for and on behalf of any Junior Priority Creditors represented thereby that such Agent and each such Creditor will not institute any suit or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim against any other Junior Priority Agent or any Junior Priority Creditor represented thereby seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to any action taken or omitted to be taken by such Person with respect to the Collateral that is consistent with the terms of this Agreement, and none of such Persons shall be liable for any such action taken or omitted to be taken.

(b) Release of Liens. Without limiting any release permitted under the Base Intercreditor Agreement, in the event of (A) any private or public sale of all or any portion of the Collateral in connection with any Exercise of Secured Creditor Remedies by or with the consent of the Senior Priority Representative, (B) any sale, transfer or other disposition of all or any portion of the Collateral, so long as such sale, transfer or other disposition is then permitted by the Senior Priority Documents, or (C) the release of the Senior Priority Secured Parties’ Liens on all or any portion of the Collateral which release under clause (C) shall have been approved by all of the requisite Senior Priority Secured Parties (as determined pursuant to the applicable Senior Priority Documents), in the case of clauses (B) and (C) only to the extent occurring prior to the Discharge of Senior Priority Obligations and not in connection with a Discharge of Senior Priority Obligations (and irrespective of whether an Event of Default has occurred), each Junior Priority Agent agrees, for and on behalf of itself and the Junior Priority Creditors represented thereby, that (x) so long as, if applicable, the net cash proceeds of any such sale, if any, described in clause (A) above are applied as provided in Section 4.1, such sale or release will be free and clear of the Liens on such Collateral securing the Junior Priority Obligations and (y) such Junior Priority Secured Parties’ Liens with respect to the Collateral so sold, transferred, disposed or released shall terminate and be automatically released without further action. In furtherance of, and subject to, the foregoing, each Junior Priority Agent agrees that it will execute any and all Lien releases or other documents reasonably requested by any Senior Priority Agent in connection therewith, so long as the net cash proceeds, if any, from such sale described in clause (A) above of such Collateral are applied in accordance with the terms of this Agreement. Each Junior Priority Agent hereby appoints the Senior Priority Representative and any officer or duly authorized person of the Senior Priority Representative, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney in the place and stead of such Junior Priority Agent and in the name of such Junior Priority Agent or in the Senior Priority Representative’s own name, from time to time, in the Senior Priority Representative’s sole discretion, for the purposes of carrying out the terms of this paragraph, to take any and all appropriate action and to execute and deliver any and all documents and instruments as may be necessary or desirable to accomplish the purposes of this paragraph, including, without limitation, any financing statements, endorsements, assignments, releases or other documents or instruments of transfer (which appointment, being coupled with an interest, is irrevocable).

Section 2.5 [RESERVED].

Section 2.6 Waiver of Marshalling. Until the Discharge of Senior Priority Obligations, each Junior Priority Agent, on behalf of itself and the Junior Priority Secured Parties represented thereby, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the Collateral or any other similar rights a junior secured creditor may have under applicable law.

ARTICLE III

ACTIONS OF THE PARTIES

Section 3.1 Certain Actions Permitted. Notwithstanding anything herein to the contrary, (a) each Agent may make such demands or file such claims in respect of the Senior Priority Obligations or Junior Priority Obligations, as applicable, owed to such Agent and the Creditors represented thereby as are necessary to prevent the waiver or bar of such claims under applicable statutes of limitations or other statutes, court orders, or rules of procedure at any time, (b) in any Insolvency Proceeding commenced by or against the Borrower or any other Credit Party, the Junior Priority Agent or the Junior Priority Creditors may file a proof of claim or statement of interest with respect to the Junior Priority Obligations, (c) the Junior Priority Creditors shall be entitled to file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims of the Junior Priority Creditors, including without limitation any claims secured by the Collateral, if any, in each case if not otherwise in contravention of the terms of this Agreement, (d) the Junior Priority Creditors shall be entitled to file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Credit Parties arising under either the Bankruptcy Law or applicable non-bankruptcy law, in each case if not otherwise in contravention of the terms of this Agreement, (e) the Junior Priority Creditors shall be entitled to file any proof of claim and other filings and make any arguments and motions in order to preserve or protect its Liens on the Collateral that are, in each case, not otherwise in contravention of the terms of this Agreement, with respect to the Junior Priority Obligations and the Collateral and (f) the Junior Priority Agent or any Junior Priority Creditor may exercise any of its rights or remedies with respect to the Collateral after the termination of the Standstill Period to the extent permitted by Section 2.3 above.

Section 3.2 Delivery of Control Collateral.

(a) Subject to the provisions of the Base Intercreditor Agreement with respect to ABL Priority Collateral, each Credit Party shall deliver all Control Collateral when required to be delivered pursuant to the Credit Documents to (x) until the Discharge of Senior Priority Obligations, the Senior Priority Representative and (y) thereafter, the Junior Priority Representative.

(b) [RESERVED].

(c) [RESERVED].

(d) Subject to the provisions of the Base Intercreditor Agreement with respect to ABL Priority Collateral, in the event that any Secured Party receives any Collateral or Proceeds of the Collateral in violation of the terms of this Agreement, then such Secured Party shall promptly pay over such Proceeds or Collateral to (x) until the Discharge of Senior Priority Obligations, the Senior Priority Representative, and (y) thereafter, the Junior Priority Representative, in the same form as received with any necessary endorsements, for application in accordance with the provisions of Section 4.1.

Section 3.3 Sharing of Information and Access. In the event that any Junior Priority Agent shall, in the exercise of its rights under the applicable Junior Priority Collateral Documents or otherwise, receive possession or control of any books and records of any Credit Party that contain information identifying or pertaining to the Collateral, such Junior Priority Agent shall, upon request from any other Agent, and as promptly as practicable thereafter, either make available to such Agent such books and records for inspection and duplication or provide to such Agent copies thereof. In the event that any Senior Priority Agent shall, in the exercise of its rights under the applicable Senior Priority Documents or otherwise, receive possession or control of any books and records of any Senior Priority Credit Party that contain information identifying or pertaining to the Senior Priority Collateral, such Senior Priority Agent shall, upon request from any other Senior Priority Agent, and as promptly as practicable thereafter, either make available to such Senior Priority Agent such books and records for inspection and duplication or provide to such Senior Priority Agent copies thereof.

Section 3.4 Insurance. Proceeds of Collateral include insurance proceeds and, therefore, the Lien Priority shall govern the ultimate disposition of casualty insurance proceeds. Subject to the provisions of the Base Intercreditor Agreement with respect to ABL Priority Collateral, the Senior Priority Representative shall be named as additional insured or loss payee, as applicable, with respect to all insurance policies relating to Collateral. Subject to the provisions of the Base Intercreditor Agreement with respect to ABL Priority Collateral, the Senior Priority Representative shall have the sole and exclusive right, as against any Secured Party, to adjust settlement of insurance claims in the event of any covered loss, theft or destruction of Collateral. Subject to the provisions of the Base Intercreditor Agreement with respect to ABL Priority Collateral, all proceeds of such insurance shall be remitted to the Senior Priority Representative, and each other Agent shall cooperate (if necessary) in a reasonable manner in effecting the payment of insurance proceeds in accordance with Section 4.1.

Section 3.5 No Additional Rights for the Credit Parties Hereunder. Except as provided in Section 3.6, if any Secured Party shall enforce its rights or remedies in violation of the terms of this Agreement, the Credit Parties shall not be entitled to use such violation as a defense to any action by any Secured Party, nor to assert such violation as a counterclaim or basis for set off or recoupment against any Secured Party.

Section 3.6 Actions upon Breach. If any Junior Priority Secured Party, contrary to this Agreement, commences or participates in any action or proceeding against the Credit Parties or the Collateral, the Credit Parties, with the prior written consent of the Senior Priority Representative, may interpose as a defense or dilatory plea the making of this Agreement, and any Senior Priority Secured Party may intervene and interpose such defense or plea in its own name or in the name of the Credit Parties. Should any Junior Priority Secured Party, contrary to this Agreement, in any way take, or attempt or threaten to take, any action with respect to the Collateral (including, without limitation, any attempt to realize upon or enforce any remedy with respect to this Agreement), or fail to take any action required by this Agreement, any Senior Priority Agent (in its own name or in the name of the Credit Parties) may obtain relief against such Junior Priority Secured Party by injunction, specific performance and/or other appropriate equitable relief, it being understood and agreed by each Junior Priority Agent, for and on behalf of itself and each Junior Priority Creditor represented thereby, that the Senior Priority Secured Parties’ damages from such actions may be difficult to ascertain and may be irreparable, and each Junior Priority Agent on behalf of itself and each Junior Priority Secured Creditor represented thereby, waives any defense that the Senior Priority Secured Parties cannot demonstrate damage or be made whole by the awarding of damages.

ARTICLE IV

APPLICATION OF PROCEEDS

Section 4.1 Application of Proceeds.

(a) Revolving Nature of Certain Additional Obligations. Each Agent, for and on behalf of itself and the Secured Parties represented thereby, expressly acknowledges and agrees that (i) Senior Priority Credit Facilities may include a revolving commitment, that in the ordinary course of business any Senior Priority Agent and Senior Priority Creditors may apply payments and make advances thereunder; (ii) the amount of Senior Priority Obligations that may be outstanding thereunder at any time or from time to time may be increased or reduced and subsequently reborrowed, and that the terms of Senior Priority Obligations thereunder may be modified, extended or amended from time to time, and that the aggregate amount of Senior Priority Obligations thereunder may be increased, replaced or refinanced, in each event, without notice to or consent by the any other Secured Parties and without affecting the provisions hereof; provided, however, that from and after the date on which any Senior Priority Agent or Senior Priority Creditor commences the Exercise of Any Secured Creditor Remedies, all amounts received by any such Senior Priority Agent or Senior Priority Creditor shall be applied as specified in this Section 4.1. The Lien Priority shall not be altered or otherwise affected by any such amendment, modification, supplement, extension, repayment, reborrowing, increase, replacement, renewal, restatement or refinancing of the Term Obligations, the First Lien Note Obligations, the Second Lien Note Obligations, or any Additional Obligations, or any portion thereof.

(b) Application of Proceeds of Collateral. Subject to the terms of the Base Intercreditor Agreement, each Agent, for and on behalf of itself and the Secured Parties represented thereby, hereby agrees that all Collateral, and all Proceeds thereof, received by any Agent in connection with any Exercise of Secured Creditor Remedies shall be applied, first, to the payment, on a pro rata basis, of costs and expenses of each Agent, as applicable, in connection with such Exercise of Secured Creditor Remedies,

second, to the payment, on a pro rata basis (except as may be separately otherwise agreed in writing by and between any applicable Senior Priority Agents, each on behalf of itself and the Senior Priority Creditors represented thereby), of the Senior Priority Obligations in accordance with the Senior Priority Documents until the Discharge of Senior Priority Obligations shall have occurred, third, to the payment, on a pro rata basis (except as may be separately otherwise agreed in writing by and between any applicable Junior Priority Agents, each on behalf of itself and the Junior Priority Creditors represented thereby), of the Junior Priority Obligations in accordance with the Junior Priority Documents until the Discharge of Junior Priority Obligations shall have occurred; and

fourth, the balance, if any, to the Credit Parties or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct,

except that any Note Excluded Assets and Proceeds thereof received by any Agent in connection with any Exercise of Secured Creditor Remedies shall not be applied to any First Lien Note Obligations, Second Lien Note Obligations or Additional Obligations to the extent provided in Section 7.23.

This Agreement constitutes a separate agreement in writing as contemplated by clauses 4.1(c) third and 4.1(d) second of the Base Intercreditor Agreement. The parties hereto agree that any proceeds of Collateral to be allocated under such clauses of the Base Intercreditor Agreement will be allocated in the order set forth above.

(c) Limited Obligation or Liability. In exercising remedies, whether as a secured creditor or otherwise, no Senior Priority Agent shall have any obligation or liability to any Junior Priority Secured Party, or (except as may be separately agreed in writing by and between or among any applicable Senior Priority Agents, in each case on behalf of itself and the Senior Priority Creditors represented thereby) to any other Senior Priority Secured Party, in each case regarding the adequacy of any Proceeds or for any action or omission, save and except solely for an action or omission that breaches the express obligations undertaken by such Senior Priority Agent under the terms of this Agreement. In exercising remedies, whether as a secured creditor or otherwise, no Junior Priority Agent shall have any obligation or liability (except as may be separately agreed in writing by and between or among any applicable Junior Priority Agents, in each case on behalf of itself and the Junior Priority Creditors represented thereby) to any other Junior Priority Secured Party, in each case regarding the adequacy of any Proceeds or for any action or omission, save and except solely for an action or omission that breaches the express obligations undertaken by such Junior Priority Agent under the terms of this Agreement.

(d) Turnover of Cash Collateral After Discharge. Subject to the obligations of each Senior Priority Agent under the Base Intercreditor Agreement with respect to ABL Priority Collateral, upon the Discharge of Senior Priority Obligations, each Senior Priority Agent shall deliver to the Junior Priority Representative or shall execute such documents as the Company or as the Junior Priority Representative (if a Junior Priority Agent other than a Designated Agent) may reasonably request to enable it to have control over any Cash Collateral or Control Collateral still in such Senior Priority Agent’s possession, custody or control in the same form as received with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct. As between any Junior Priority Agent and any other Junior Priority Agent, any such Cash Collateral or Control Collateral held by any such Party shall be held by it subject to the terms and conditions of Section 3.2.

(e) Impairment of Senior Priority Debt. Each Senior Priority Agent, for and on behalf of itself and the Senior Priority Secured Parties represented by it, hereby acknowledges and agrees that solely as among the Senior Priority Secured Parties, notwithstanding anything herein to the contrary it is the intention of the Senior Priority Secured Parties of each Series of Senior Priority Debt that the holders of Senior Priority Debt of such Series of Senior Priority Debt (and not the Senior Priority Secured Parties of any other Series of Senior Priority Debt) bear the risk of (i) any determination by a court of competent jurisdiction that (x) any of the Senior Priority Obligations of such Series of Senior Priority Debt are unenforceable under applicable law or are subordinated to any other obligations (other than another Series of Senior Priority Debt), (y) any of the Senior Priority Obligations of such Series of Senior Priority Debt do not have an enforceable security interest in any of the Collateral securing any other Series of Senior Priority Debt and/or (z) any intervening security interest exists securing any other obligations (other than another Series of Senior Priority Debt) on a basis ranking prior to the security interest of such Series of Senior Priority Debt but junior to the security interest of any other Series of Senior Priority Debt or (ii) the existence of any Collateral for any other Series of Senior Priority Debt that is not also Collateral for the other Series of Senior Priority Debt (any such condition referred to in the foregoing clauses (i) or (ii) with respect to any Series of Senior Priority Debt, an “Impairment of Series of Senior Priority Debt”). In the event of any Impairment of Series of Senior Priority Debt with respect to any Series of Senior Priority Debt, the results of such Impairment of Series of Senior Priority Debt shall be borne solely by the holders of such Series of Senior Priority Debt, and the rights of the holders of such Series of Senior Priority Debt (including, without limitation, the right to receive distributions in respect of such Series of Senior Priority Debt pursuant to Section 4.1) set forth herein shall be modified to the extent necessary so that the effects of such Impairment of Series of Senior Priority Debt are borne solely by the holders of the Series of such Senior Priority Debt subject to such Impairment of Series of Senior Priority Debt.

(f) Senior Intervening Creditor. Notwithstanding anything in Sections 4.1(c) to the contrary, solely as among the Senior Priority Secured Parties with respect to any Collateral for which a third party (other than a Senior Priority Secured Party) has a Lien or security interest that is junior in priority to the Lien or security interest of any Series of Senior Priority Debt but senior (as determined by appropriate legal proceedings in the case of any dispute) to the Lien or security interest of any other Series of Senior Priority Debt (such third party an “Senior Intervening Creditor”), the value of any Collateral or Proceeds that are allocated to such Senior Intervening Creditor shall be deducted on a ratable basis solely from the Collateral or Proceeds thereof to be distributed in respect of the Series of Senior Priority Debt with respect to which such Impairment exists.

(g) Impairment of Junior Priority Debt. Each Junior Priority Agent, for and on behalf of itself and the Junior Priority Secured Parties represented by it, hereby acknowledges and agrees that solely as among the Junior Priority Secured Parties, notwithstanding anything herein to the contrary it is the intention of the Junior Priority Secured Parties of each Series of Junior Priority Debt that the holders of Junior Priority Debt of such Series of Junior Priority Debt (and not the Junior Priority Secured Parties of any other Series of Junior Priority Debt) bear the risk of (i) any determination by a court of competent jurisdiction that (x) any of the Junior Priority Obligations of such Series of Junior Priority Debt are unenforceable under applicable law or are subordinated to any other obligations (other than another Series of Junior Priority Debt), (y) any of the Junior Priority Obligations of such Series of Junior Priority Debt do not have an enforceable security interest in any of the Collateral securing any other Series of Junior Priority Debt and/or (z) any intervening security interest exists securing any other obligations (other than another Series of Junior Priority Debt) on a basis ranking prior to the security interest of such Series of Junior Priority Debt but junior to the security interest of any other Series of Junior Priority Debt or (ii) the existence of any Collateral for any other Series of Junior Priority Debt that is not also Collateral for the other Series of Junior Priority Debt (any such condition referred to in the foregoing clauses (i) or (ii) with respect to any Series of Junior Priority Debt, an “Impairment of Series of Junior Priority Debt”). In the event of any Impairment of Series of Junior Priority Debt with respect to any Series of Junior Priority Debt, the results of such Impairment of Series of Junior Priority Debt shall be borne solely by the holders of such Series of Junior Priority Debt, and the rights of the holders of such Series of Junior Priority Debt (including, without limitation, the right to receive distributions in respect of such Series of Junior Priority Debt pursuant to Section 4.1) set forth herein shall be modified to the extent necessary so that the effects of such Impairment of Series of Junior Priority Debt are borne solely by the holders of the Series of such Junior Priority Debt subject to such Impairment.

(h) Junior Intervening Creditor. Notwithstanding anything in Sections 4.1(c) to the contrary, solely as among the Junior Priority Secured Parties with respect to any Collateral for which a third party (other than a Junior Priority Secured Party) has a Lien or security interest that is junior in priority to the Lien or security interest of any Series of Junior Priority Debt but senior (as determined by appropriate legal proceedings in the case of any dispute) to the Lien or security interest of any other Series of Junior Priority Debt (such third party an “Junior Intervening Creditor”), the value of any Collateral or Proceeds that are allocated to such Junior Intervening Creditor shall be deducted on a ratable basis solely from the Collateral or Proceeds thereof to be distributed in respect of the Series of Junior Priority Debt with respect to which such Impairment exists.

Section 4.2 Specific Performance. Each Agent is hereby authorized to demand specific performance of this Agreement, whether or not any Credit Party shall have complied with any of the provisions of any of the Credit Documents, at any time when any other Party shall have failed to comply with any of the provisions of this Agreement applicable to it. Each Agent, for and on behalf of itself and the Secured Parties represented thereby, hereby irrevocably waives any defense based on the adequacy of a remedy at law that might be asserted as a bar to such remedy of specific performance.

ARTICLE V

INTERCREDITOR ACKNOWLEDGEMENTS AND WAIVERS

Section 5.1 Notice of Acceptance and Other Waivers.

(a) All Senior Priority Obligations at any time made or incurred by any Credit Party shall be deemed to have been made or incurred in reliance upon this Agreement, and each Junior Priority Agent, for and on behalf of itself and the Junior Priority Creditors represented thereby, hereby waives notice of acceptance of, or proof of reliance by any Senior Priority Agent or any Senior Priority Creditors on, this Agreement, and notice of the existence, increase, renewal, extension, accrual, creation, or nonpayment of all or any part of the Senior Priority Obligations.

(b) None of the Senior Priority Agents, the Senior Priority Creditors, or any of their respective Affiliates, or any of the respective directors, officers, employees, or agents of any of the foregoing, shall be liable for failure to demand, collect, or realize upon any of the Collateral or any Proceeds, or for any delay in doing so, or shall be under any obligation to sell or otherwise dispose of any Collateral or Proceeds thereof or to take any other action whatsoever with regard to the Collateral or any part or Proceeds thereof, except as specifically provided in this Agreement. If any Senior Priority Agent or Senior Priority Creditor honors (or fails to honor) a request by any Borrower for an extension of credit pursuant to any Senior Priority Credit Facility or any other Senior Priority Document, whether or not such Senior Priority Agent or Senior Priority Creditor has knowledge that the honoring of (or failure to honor) any such request would constitute a default under the terms of any Junior Priority Credit Facility or any other Junior Priority Document (but not a default under this Agreement) or would constitute an act, condition, or event that, with the giving of notice or the passage of time, or both, would constitute such a default, or if any Senior Priority Agent or Senior Priority Creditor otherwise should exercise any of its contractual rights or remedies under any Senior Priority Documents (subject to the express terms and conditions hereof), no Senior Priority Agent or Senior Priority Creditor shall have any liability whatsoever to any Junior Priority Agent or Junior Priority Creditor as a result of such action, omission, or exercise, in each case so long as any such exercise does not breach the express terms and provisions of this Agreement. Each Senior Priority Secured Party shall be entitled to manage and supervise its loans and extensions of credit under the relevant Senior Priority Credit Facility and other Senior Priority Documents as it may, in its sole discretion, deem appropriate, and may manage its loans and extensions of credit without regard to any rights or interests that the Junior Priority Agents or Junior Priority Creditors have in the Collateral, except as otherwise expressly set forth in this Agreement. Each Junior Priority Agent, on behalf of itself and the Junior Priority Creditors represented thereby, agrees that no Senior Priority Agent or Senior Priority Creditor shall incur any liability as a result of a sale, lease, license, application, or other disposition of all or any portion of the Collateral or Proceeds thereof pursuant to the Senior Priority Documents, in each case so long as such disposition is conducted in accordance with mandatory provisions of applicable law and does not breach the provisions of this Agreement.

Section 5.2 Modifications to Senior Priority Documents and Junior Priority Documents.

(a) Each Junior Priority Agent, for and on behalf of itself and the Junior Priority Creditors represented thereby, hereby agrees that, without affecting the obligations of such Junior Priority Secured Parties hereunder, each Senior Priority Agent and the Senior Priority Creditors represented thereby may, at any time and from time to time, in their sole discretion without the consent of or notice to any such Junior Priority Secured Party (except to the extent such notice or consent is required pursuant to the express provisions of this Agreement), and without incurring any liability to any such Junior Priority Secured Party or impairing or releasing the subordination provided for herein, amend, restate, supplement, replace, refinance, extend, consolidate, restructure, or otherwise modify any of the Senior Priority Documents in any manner whatsoever, including, to:

(i) change the manner, place, time, or terms of payment or renew, alter or increase, all or any of the Senior Priority Obligations or otherwise amend, restate, supplement, or otherwise modify in any manner, or grant any waiver or release with respect to, all or any part of the Senior Priority Obligations or any of the Senior Priority Documents;

(ii) retain or obtain a Lien on any Property of any Person to secure any of the Senior Priority Obligations, and in connection therewith to enter into any additional Senior Priority Documents;

(iii) amend, or grant any waiver, compromise, or release with respect to, or consent to any departure from, any guaranty or other obligations of any Person obligated in any manner under or in respect of the Senior Priority Obligations;

(iv) release its Lien on any Collateral or other Property;

(v) exercise or refrain from exercising any rights against any Credit Party or any other Person;

(vi) retain or obtain the primary or secondary obligation of any other Person with respect to any of the Senior Priority Obligations; and

(vii) otherwise manage and supervise the Senior Priority Obligations as the applicable Senior Priority Agent shall deem appropriate.

(b) Each Senior Priority Agent, for and on behalf of itself and the Senior Priority Creditors represented thereby, hereby agrees that, without affecting the obligations of such Senior Priority Secured Parties hereunder, each Junior Priority Agent and the Junior Priority Creditors represented thereby may, at any time and from time to time, in their sole discretion without the consent of or notice to any such Senior Priority Secured Party (except to the extent such notice or consent is required pursuant to the express provisions of this Agreement), and without incurring any liability to any such Senior Priority Secured Party or impairing or releasing the priority provided for herein, amend, restate, supplement, replace, refinance, extend, consolidate, restructure, or otherwise modify any of the Junior Priority Documents in any manner whatsoever, including, to:

(i) change the manner, place, time, or terms of payment or renew, alter or increase, all or any of the Junior Priority Obligations or otherwise amend, restate, supplement, or otherwise modify in any manner, or grant any waiver or release with respect to, all or any part of the Junior Priority Obligations or any of the Junior Priority Documents;

(ii) retain or obtain a Lien on any Property of any Person to secure any of the Junior Priority Obligations, and in connection therewith to enter into any additional Junior Priority Documents;

(iii) amend, or grant any waiver, compromise, or release with respect to, or consent to any departure from, any guaranty or other obligations of any Person obligated in any manner under or in respect of the Junior Priority Obligations;

(iv) release its Lien on any Collateral or other Property;

(v) exercise or refrain from exercising any rights against any Credit Party or any other Person;

(vi) retain or obtain the primary or secondary obligation of any other Person with respect to any of the Junior Priority Obligations; and

(vii) otherwise manage and supervise the Junior Priority Obligations as the Junior Priority Agent shall deem appropriate.

(c) Each Junior Priority Agent, for and on behalf of itself and the Junior Priority Secured Parties represented thereby, agrees that each Junior Priority Collateral Document shall include the following language (or language to similar effect):

“Notwithstanding anything herein to the contrary, the lien and security interest granted to [name of Junior Priority Agent] pursuant to this Agreement and the exercise of any right or remedy by [name of Junior Priority Agent] hereunder are subject to the provisions of the Intercreditor Agreement, dated as of April 12, 2012 (as amended, restated, supplemented or otherwise modified, replaced or refinanced from time to time, the “Cash Flow Intercreditor Agreement”), initially among Bank of America, N.A., as Term Agent, Wilmington Trust, National Association, as First Lien Note Agent, Wilmington Trust, National Association, as Second Lien Note Agent, and certain other persons party or that may become party thereto from time to time. In the event of any conflict between the terms of the Cash Flow Intercreditor Agreement and this Agreement, the terms of the Cash Flow Intercreditor Agreement shall govern and control.”

In addition, each Junior Priority Agent, for and on behalf of itself and the Junior Priority Secured Parties represented thereby, agrees that each Junior Priority Collateral Document consisting of a mortgage covering any Collateral consisting of real estate shall contain language appropriate to reflect the subordination of such Junior Priority Collateral Documents to the Senior Priority Documents covering such Collateral.

(d) Except as may be separately otherwise agreed in writing by and between or among any applicable Senior Priority Agents, in each case on behalf of itself and the Senior Priority Creditors represented thereby, and except as otherwise provided in the Base Intercreditor Agreement, each Senior Priority Agent, for and on behalf of itself and the Senior Priority Creditors represented thereby, hereby agrees that, without affecting the obligations of such Senior Priority Secured Parties hereunder, any other Senior Priority Agent and any Senior Priority Creditors represented thereby may, at any time and from time to time, in their sole discretion without the consent of or notice to any such Senior Priority Secured Party (except to the extent such notice or consent is required pursuant to the express provisions of this Agreement), and without incurring any liability to any such Senior Priority Secured Party, amend, restate, supplement, replace, refinance, extend, consolidate, restructure, or otherwise modify any of the Senior Priority Documents to which such other Senior Priority Agent or any Senior Priority Creditor represented thereby is party or beneficiary in any manner whatsoever, including, to:

(i) change the manner, place, time, or terms of payment or renew, alter or increase, all or any of the Senior Priority Obligations or otherwise amend, restate, supplement, or otherwise modify in any manner, or grant any waiver or release with respect to, all or any part of the Senior Priority Obligations or any of the Senior Priority Documents;

(ii) retain or obtain a Lien on any Property of any Person to secure any of the Senior Priority Obligations, and in connection therewith to enter into any Senior Priority Documents;

(iii) amend, or grant any waiver, compromise, or release with respect to, or consent to any departure from, any guaranty or other obligations of any Person obligated in any manner under or in respect of the Senior Priority Obligations;

(iv) release its Lien on any Collateral or other Property;

(v) exercise or refrain from exercising any rights against any Credit Party or any other Person;

(vi) retain or obtain the primary or secondary obligation of any other Person with respect to any of the Senior Priority Obligations; and

(vii) otherwise manage and supervise the Senior Priority Obligations as such other Senior Priority Agent shall deem appropriate.

(e) Except as may be separately otherwise agreed in writing by and between or among any applicable Junior Priority Agents, in each case on behalf of itself and the Junior Priority Creditors represented thereby, each Junior Priority Agent, for and on behalf of itself and the Junior Priority

Creditors represented thereby, hereby agrees that, without affecting the obligations of such Junior Priority Secured Parties hereunder, any other Junior Priority Agent and any Junior Priority Creditors represented thereby may, at any time and from time to time, in their sole discretion without the consent of or notice to any such Junior Priority Secured Party (except to the extent such notice or consent is required pursuant to the express provisions of this Agreement), and without incurring any liability to any such Junior Priority Secured Party, amend, restate, supplement, replace, refinance, extend, consolidate, restructure, or otherwise modify any of the Junior Priority Documents to which such other Junior Priority Agent or any Junior Priority Creditor represented thereby is party or beneficiary in any manner whatsoever, including, to:

(i) change the manner, place, time, or terms of payment or renew, alter or increase, all or any of the Junior Priority Obligations or otherwise amend, restate, supplement, or otherwise modify in any manner, or grant any waiver or release with respect to, all or any part of the Junior Priority Obligations or any of the Junior Priority Documents;

(ii) retain or obtain a Lien on any Property of any Person to secure any of the Junior Priority Obligations, and in connection therewith to enter into any Junior Priority Documents;

(iii) amend, or grant any waiver, compromise, or release with respect to, or consent to any departure from, any guaranty or other obligations of any Person obligated in any manner under or in respect of the Junior Priority Obligations;

(iv) release its Lien on any Collateral or other Property;

(v) exercise or refrain from exercising any rights against any Credit Party or any other Person;

(vi) retain or obtain the primary or secondary obligation of any other Person with respect to any of the Junior Priority Obligations; and

(vii) otherwise manage and supervise the Junior Priority Obligations as such other Junior Priority Agent shall deem appropriate.

(f) The Senior Priority Obligations and the Junior Priority Obligations may be refunded, replaced or refinanced, in whole or in part, in each case, without notice to, or the consent (except to the extent a consent is required to permit the refunding, replacement or refinancing transaction under any Senior Priority Document or any Junior Priority Document, respectively) of any Senior Priority Agent, Senior Priority Creditors, Junior Priority Agent or Junior Priority Creditors, as the case may be, all without affecting the Lien Priorities provided for herein or the other provisions hereof. If the indebtedness refunding, replacing or refinancing any such Senior Priority Obligations or Junior Priority Obligations is to constitute Senior Priority Obligations or Junior Priority Obligations hereunder (as designated by the Company), as the case may be, the holders of such indebtedness (or an authorized agent or trustee on their behalf) shall bind themselves in writing to the terms of this Agreement pursuant to a joinder substantially in the form of Exhibit C hereto or otherwise in form and substance reasonably satisfactory to the Senior Priority Agents (other than the First Lien Note Agent and any Designated Agent) and Junior Priority Agents (other than the Second Lien Note Agent and any Designated Agent) (or, if there is no continuing Agent other than the First Lien Note Agent, the Second Lien Note Agent and Designated Agents, as designated by the Company), and any such refunding, replacement or refinancing transaction shall be in accordance with any applicable provisions of the Senior Priority Documents and the Junior Priority Documents. For the avoidance of doubt, the Senior Priority Obligations and Junior Priority Obligations may be refunded, replaced or refinanced, in whole or in part, in each case, without notice to, or the consent

(except to the extent a consent is required to permit the refunding, replacement or refinancing transaction under any Senior Priority Document or any Junior Priority Document) of any Senior Priority Agent, Senior Priority Creditors, Junior Priority Agent or Junior Priority Creditors, as the case may be, through the incurrence of Additional Indebtedness, subject to Section 7.11.

Section 5.3 Reinstatement and Continuation of Agreement. If any Senior Priority Agent or Senior Priority Creditor is required in any Insolvency Proceeding or otherwise to turn over or otherwise pay to the estate of any Credit Party or any other Person any payment made in satisfaction of all or any portion of the Senior Priority Obligations (a “Senior Priority Recovery”), then the Senior Priority Obligations shall be reinstated to the extent of such Senior Priority Recovery. If this Agreement shall have been terminated prior to such Senior Priority Recovery, this Agreement shall be reinstated in full force and effect in the event of such Senior Priority Recovery, and such prior termination shall not diminish, release, discharge, impair, or otherwise affect the obligations of the Parties from such date of reinstatement. All rights, interests, agreements, and obligations of each Agent, each Senior Priority Creditor, and each Junior Priority Creditor under this Agreement shall remain in full force and effect and shall continue irrespective of the commencement of, or any discharge, confirmation, conversion, or dismissal of, any Insolvency Proceeding by or against any Credit Party or any other circumstance which otherwise might constitute a defense available to, or a discharge of, any Credit Party in respect of the Senior Priority Obligations or the Junior Priority Obligations. No priority or right of any Senior Priority Agent or any Senior Priority Creditor shall at any time be prejudiced or impaired in any way by any act or failure to act on the part of any Borrower or any Guarantor or by the noncompliance by any Person with the terms, provisions, or covenants of any of the Senior Priority Documents, regardless of any knowledge thereof which any Senior Priority Agent or any Senior Priority Creditor may have.

ARTICLE VI

INSOLVENCY PROCEEDINGS

Section 6.1 Liens Granted in Insolvency Proceedings.

(a) DIP Financing. If any Borrower or any Guarantor shall be subject to any Insolvency Proceeding in the United States at any time prior to the Discharge of Senior Priority Obligations, and any Senior Priority Agent or any Senior Priority Facility Creditor shall seek to provide, or consent to a third party providing, any Borrower or any Guarantor with any financing under Section 364 of the Bankruptcy Code or consent to any order for the use of cash collateral under Section 363 of the Bankruptcy Code (“DIP Financing”), with such DIP Financing to be secured by all or any portion of the Collateral (including assets that, but for the application of Section 552 of the Bankruptcy Code would be Collateral), then each Junior Priority Agent, on behalf of itself and the Junior Priority Secured Parties represented thereby, agrees that it will raise no objection and will not support any objection to such DIP Financing or to the Liens securing the same on the grounds of a failure to provide “adequate protection” for the Liens of such Junior Priority Agent securing the related Junior Priority Obligations or on any other grounds (and will not request any adequate protection solely as a result of such DIP Financing), so long as (i) such Junior Priority Agent retains its Lien on the Collateral to secure the related Junior Priority Obligations (in each case, including Proceeds thereof arising after the commencement of the case under the Bankruptcy Code), (ii) all Liens on Collateral securing any such DIP Financing shall be senior to or on a parity with the Liens of the Senior Priority Agents and the Senior Priority Creditors securing the Senior Priority Obligations on the Collateral and (iii) if such Senior Priority Agent receives an adequate protection Lien on post-petition assets of the debtor to secure Senior Priority Obligations, such Junior Priority Agent also receives an adequate protection Lien on such post-petition assets of the debtor to secure the related Junior Priority Obligations, provided that (x) such Liens in favor of such Senior Priority Agent and such Junior Priority Agent shall be subject to the provisions of Section 6.1(b) hereof and (y) the foregoing provisions of this Section 6.1(a) shall not prevent any Junior Priority Agent and any Junior Priority Secured Party from objecting to any provision in any DIP Financing relating to any provision or content of a plan of reorganization.

(b) All Liens granted to any Senior Priority Agent or Junior Priority Agent in any Insolvency Proceeding, whether as adequate protection or otherwise, are intended by the Parties to be and shall be deemed to be subject to the Lien Priority and the other terms and conditions of this Agreement.

Section 6.2 Relief from Stay. Until the Discharge of Senior Priority Obligations has occurred, each Junior Priority Agent, for and on behalf of itself and the Junior Priority Creditors represented thereby, agrees not to seek relief from the automatic stay or any other stay in any Insolvency Proceeding in respect of any portion of the Collateral without each Senior Priority Agent’s express written consent.

Section 6.3 No Contest. Each Junior Priority Agent, for and on behalf of itself and the Junior Priority Creditors represented thereby, agrees that, prior to the Discharge of Senior Priority Obligations, none of them shall contest (or support any other Person contesting) (i) any request by any Senior Priority Agent or Senior Priority Creditor for adequate protection of its interest in the Collateral or (ii) any objection by any Senior Priority Agent or Senior Priority Creditor to any motion, relief, action or proceeding based on a claim by such Senior Priority Agent or Senior Priority Creditor that its interests in the Collateral are not adequately protected (or any other similar request under any law applicable to an Insolvency Proceeding), so long as any Liens granted to such Senior Priority Agent as adequate protection of its interests are subject to this Agreement. Except as may be separately otherwise agreed in writing by and between or among any applicable Senior Priority Agents, in each case on behalf of itself and any Senior Priority Creditors represented thereby, any Senior Priority Agent, for and on behalf of itself and any Senior Priority Creditors represented thereby, agrees that, prior to the applicable Discharge of Senior Priority Obligations, none of them shall contest (or support any other Person contesting) (a) any request by any other Senior Priority Agent or any Senior Priority Creditor represented by such other Senior Priority Agent for adequate protection of its interest in the Collateral, or (b) any objection by such other Senior Priority Agent or any Senior Priority Creditor to any motion, relief, action, or proceeding based on a claim by such other Senior Priority Agent or any Senior Priority Creditor represented by such other Senior Priority Agent that its interests in the Collateral are not adequately protected (or any other similar request under any law applicable to an Insolvency Proceeding), so long as any Liens granted to such other Senior Priority Agent as adequate protection of its interests are subject to this Agreement.

Section 6.4 Asset Sales. Each Junior Priority Agent agrees, for and on behalf of itself and the Junior Priority Creditors represented thereby, that it will not oppose any sale consented to by any Senior Priority Agent of any Collateral pursuant to Section 363(f) of the Bankruptcy Code (or any similar provision under the law applicable to any Insolvency Proceeding) so long as the proceeds of such sale are applied in accordance with this Agreement.

Section 6.5 Separate Grants of Security and Separate Classification. Each Secured Party acknowledges and agrees that (i) the grants of Liens pursuant to the Senior Priority Security Documents and the Junior Priority Security Documents constitute separate and distinct grants of Liens and (ii) because of, among other things, their differing rights in the Collateral, the Senior Priority Obligations are fundamentally different from the Junior Priority Obligations and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the Senior Priority Secured Parties, on the one hand, and the Junior Priority Secured Parties, on the other hand, in respect of the Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then the Secured Parties hereby acknowledge and agree that all distributions shall be made as if there were separate classes of Senior Priority Obligation claims and Junior Priority Obligation claims against the Credit Parties, with the effect being that, to the extent that the aggregate value of the Collateral is sufficient (for this purpose ignoring all claims held by the Junior Priority Secured Parties), the Senior Priority Secured Parties shall be entitled to receive, in addition to amounts distributed to them in respect of principal, prepetition interest and other claims, all amounts owing in respect of postpetition interest that is available from the Collateral for each of the Senior Priority Secured Parties, before any distribution from the Collateral is made in respect of the claims held by the Junior Priority Secured Parties, with the Junior Priority Secured Parties hereby acknowledging and agreeing to turn over to the Senior Priority Secured Parties amounts otherwise received or receivable by them from the Collateral to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing their aggregate recoveries. The foregoing sentence is subject to any separate agreement by and between any Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and any other Agent, on behalf of itself and the Creditors represented thereby, with respect to the Obligations owing to any such Additional Agent and Additional Creditors.

Section 6.6 Enforceability. The provisions of this Agreement are intended to be and shall be enforceable as a “subordination agreement” under Section 510(a) of the Bankruptcy Code.

Section 6.7 Senior Priority Obligations Unconditional. All rights of the Senior Priority Agents hereunder, and all agreements and obligations of the Junior Priority Agents and the Credit Parties (to the extent applicable) hereunder, shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any Senior Priority Document;

(b) any change in the time, place or manner of payment of, or in any other term of, all or any portion of the Senior Priority Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any Senior Priority Document;

(c) any exchange, release, voiding, avoidance or non perfection of any security interest in any Collateral or any other collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding, restatement or increase of all or any portion of the Senior Priority Obligations or any guarantee or guaranty thereof;

(d) the commencement of any Insolvency Proceeding in respect of the Borrower or any other Credit Party; or

(e) any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Credit Party in respect of the Senior Priority Obligations, or of any of the Junior Priority Agent or any Credit Party, to the extent applicable, in respect of this Agreement.

Section 6.8 Junior Priority Obligations Unconditional. All rights of the Junior Priority Agents hereunder, and all agreements and obligations of the Senior Priority Agents and the Credit Parties (to the extent applicable) hereunder, shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any Junior Priority Document;

(b) any change in the time, place or manner of payment of, or in any other term of, all or any portion of the Junior Priority Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any Junior Priority Document;

(c) any exchange, release, voiding, avoidance or non perfection of any security interest in any Collateral, or any other collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding, restatement or increase of all or any portion of the Junior Priority Obligations or any guarantee or guaranty thereof;

(d) the commencement of any Insolvency Proceeding in respect of any Credit Party; or

(e) any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Credit Party in respect of the Junior Priority Obligations, or of any of the Senior Priority Agent or any Credit Party, to the extent applicable, in respect of this Agreement.

Section 6.9 Adequate Protection. Except as expressly provided in this Agreement, nothing in this Agreement shall limit the rights of any Agent and the Secured Parties represented thereby from seeking or requesting adequate protection with respect to their interests in the applicable Collateral in any Insolvency Proceeding, including adequate protection in the form of a cash payment, periodic cash payments, cash payments of interest, additional collateral or otherwise; provided that (a) in the event that any Junior Priority Agent, on behalf of itself or any of the Junior Priority Creditors represented thereby, seeks or requests adequate protection in respect of the Junior Priority Obligations and such adequate protection is granted in the form of a Lien on additional collateral comprising assets of the type of assets that constitute Collateral, then each Junior Priority Agent, on behalf of itself and the Junior Priority Creditors represented thereby, agrees that each Senior Priority Agent shall also be granted a senior Lien on such collateral as security for the Senior Priority Obligations and that any Lien on such collateral securing the Junior Priority Obligations shall be subordinate to any Lien on such collateral securing the Senior Priority Obligations and (b) in the event that any Senior Priority Agent, for or on behalf of itself or any Senior Priority Creditor represented thereby, seeks or requests adequate protection in respect of the Senior Priority Obligations and such adequate protection is granted in the form of a Lien on additional collateral comprising assets of the type of assets that constitute Collateral, then such Senior Priority Agent, for and on behalf of itself and the Senior Priority Creditors represented thereby, agrees that each other Senior Priority Agent shall also be granted a pari passu Lien on such collateral as security for the Senior Priority Obligations owing to such other Senior Priority Agent and the Senior Priority Secured Parties represented thereby, and that any such Lien on such collateral securing such Senior Priority Obligations shall be pari passu to each such other Lien on such collateral securing such other Senior Priority Obligations (except as may be separately otherwise agreed in writing by and between or among any applicable Senior Priority Agents, in each case on behalf of itself and the Senior Priority Secured Parties represented thereby).

ARTICLE VII

MISCELLANEOUS

Section 7.1 Rights of Subrogation. Each Junior Priority Agent, for and on behalf of itself and the Junior Priority Creditors represented thereby, agrees that no payment by such Junior Priority Agent or any such Junior Priority Creditor to any Senior Priority Agent or Senior Priority Creditor pursuant to the provisions of this Agreement shall entitle such Junior Priority Agent or Junior Priority Creditor to exercise any rights of subrogation in respect thereof until the Discharge of Senior Priority Obligations shall have occurred. Without limiting the immediately preceding sentence, following the Discharge of Senior Priority Obligations with respect to the Senior Priority Obligations owed to any Senior Priority Agent and the Senior Priority Creditors represented thereby, such Senior Priority Agent agrees to execute such documents, agreements, and instruments as any Junior Priority Agent or Junior Priority Creditor may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the Senior Priority

Obligations resulting from payments to such Senior Priority Agent by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by such Senior Priority Agent are paid by such Person upon request for payment thereof.

Section 7.2 Further Assurances. The Parties will, at their own expense and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that any Party may reasonably request, in order to protect any right or interest granted or purported to be granted hereby or to enable such Party to exercise and enforce its rights and remedies hereunder; provided, however, that no Party shall be required to pay over any payment or distribution, execute any instruments or documents, or take any other action referred to in this Section 7.2, to the extent that such action would contravene any law, order or other legal requirement or any of the terms or provisions of this Agreement, and in the event of a controversy or dispute, such Party may interplead any payment or distribution in any court of competent jurisdiction, without further responsibility in respect of such payment or distribution under this Section 7.2.

Section 7.3 Representations. The Term Agent represents and warrants to each other Agent that it has the requisite power and authority under the Term Documents to enter into, execute, deliver, and carry out the terms of this Agreement on behalf of itself and the Term Creditors. The First Lien Note Agent represents and warrants to each other Agent that it has the requisite power and authority under the First Lien Note Documents to enter into, execute, deliver, and carry out the terms of this Agreement on behalf of itself and the First Lien Noteholder Secured Parties. The Second Lien Note Agent represents and warrants to each other Agent that it has the requisite power and authority under the Second Lien Note Documents to enter into, execute, deliver, and carry out the terms of this Agreement on behalf of itself and the Second Lien Noteholder Secured Parties. Each Additional Agent represents and warrants to each other Agent that it has the requisite power and authority under the applicable Additional Documents to enter into, execute, deliver, and carry out the terms of this Agreement on behalf of itself and any Additional Creditors represented thereby.

Section 7.4 Amendments.

(a) No amendment, modification or waiver of any provision of this Agreement, and no consent to any departure by any Party hereto, shall be effective unless it is in a written agreement executed by the Term Agent, the First Lien Note Agent, the Second Lien Note Agent and any Additional Agent. Notwithstanding the foregoing, the Company may, without the consent of any Party hereto, amend this Agreement by (x) executing an Additional Indebtedness Joinder as provided in Section 7.11 or (y) executing a joinder agreement substantially in the form of Exhibit C attached hereto as provided for in the definition of “Term Credit Agreement,” “First Lien Note Indenture” or “Second Lien Note Indenture,” as applicable. No amendment, modification or waiver of any provision of this Agreement, and no consent to any departure therefrom by any Party hereto, that changes, alters, modifies or otherwise affects any power, privilege, right, remedy, liability or obligation of, or otherwise affects in any manner, any Additional Agent that is not then a Party, or any Additional Creditor not then represented by an Additional Agent that is then a Party (including but not limited to any change, alteration, modification or other effect upon any power, privilege, right, remedy, liability or obligation of or other effect upon any such Additional Agent or Additional Creditor that may at any subsequent time become a Party or beneficiary hereof) shall be effective unless it is consented to in writing by the Company (regardless of whether any such Additional Agent or Additional Creditor ever becomes a Party or beneficiary hereof). Any amendment, modification or waiver of any provision of this Agreement that would have the effect, directly or indirectly, through any reference in any Credit Document to this Agreement or otherwise, of waiving, amending, supplementing or otherwise modifying any Credit Document, or any term or provision thereof, or any right or obligation of the Company or any other Credit Party thereunder or in respect thereof, shall not be given such effect except pursuant to a written instrument executed by the Company and each other affected Credit Party.

(b) In the event that any Senior Priority Agent or the requisite Senior Priority Creditors enter into any amendment, waiver or consent in respect of or replace any Senior Priority Document for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any Senior Priority Document relating to the Collateral or changing in any manner the rights of the Senior Priority Agent, the Senior Priority Creditors, or any Credit Party with respect to the Collateral (including the release of any Liens on Collateral), then such amendment, waiver or consent shall apply automatically to any comparable provision of each Junior Priority Collateral Document without the consent of or any actions by any Junior Priority Agent or any Junior Priority Creditors; provided, that such amendment, waiver or consent does not materially adversely affect the rights or interests of the Junior Priority Creditors in the Collateral. The applicable Senior Priority Agent shall give written notice of such amendment, waiver or consent to the Junior Priority Agents; provided that the failure to give such notice shall not affect the effectiveness of such amendment, waiver or consent with respect to the provisions of any Junior Priority Collateral Document as set forth in this Section 7.4(b).

Section 7.5 Addresses for Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, faxed, or sent by overnight express courier service or United States mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a facsimile or five (5) days after deposit in the United States mail (certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section) shall be as set forth below or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

Term Agent:	Bank of America, N.A. Bank of America Plaza 901 Main Street Mail Code: TX1-492-14-04 Dallas, Texas 75202-3714 Attention: Jennifer Ollek Facsimile: 214 290 8374 Telephone: 214 209 2642

First Lien Note Agent:	Wilmington Trust, National Association 246 Goose Lane, Suite 105 Guilford, CT 06437 Attention: Corporate Trust Department Facsimile: (203) 453-1183 Telephone: (203) 453-4130

Second Lien Note Agent:	Wilmington Trust, National Association 246 Goose Lane, Suite 105 Guilford, CT 06437 Attention: Corporate Trust Department Facsimile: (203) 453-1183 Telephone: (203) 453-4130

Any Additional Agent:	As set forth in the Additional Indebtedness Joinder executed and delivered by such Additional Agent pursuant to Section 7.11.

Section 7.6 No Waiver, Remedies. No failure on the part of any Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 7.7 Continuing Agreement, Transfer of Secured Obligations. This Agreement is a continuing agreement and shall (a) remain in full force and effect (x) with respect to all Senior Priority Secured Parties and Senior Priority Obligations, until the Discharge of Senior Priority Obligations shall have occurred, subject to Section 5.3 and (y) with respect to all Junior Priority Secured Parties and Junior Priority Obligations, until the later of the Discharge of the Senior Priority Obligations and the Discharge of the Junior Priority Obligations, (b) be binding upon the Parties and their successors and assigns, and (c) inure to the benefit of and be enforceable by the Parties and their respective successors, transferees and assigns. Nothing herein is intended, or shall be construed to give, any other Person any right, remedy or claim under, to or in respect of this Agreement or any Collateral, subject to Section 7.10. All references to any Credit Party shall include any Credit Party as debtor-in-possession and any receiver or trustee for such Credit Party in any Insolvency Proceeding. Without limiting the generality of the foregoing clause (c), any Senior Priority Agent, Senior Priority Creditor, Junior Priority Agent or Junior Priority Creditor may assign or otherwise transfer all or any portion of the Senior Priority Obligations or the Junior Priority Obligations, as applicable, to any other Person, and such other Person shall thereupon become vested with all the rights and obligations in respect thereof granted to such Senior Priority Agent, Junior Priority Agent, Senior Priority Creditor or Junior Priority Creditor, as the case may be, herein or otherwise. The Senior Priority Secured Parties and the Junior Priority Secured Parties may continue, at any time and without notice to the other Parties hereto, to extend credit and other financial accommodations, lend monies and provide indebtedness to, or for the benefit of, any Credit Party on the faith hereof.

Section 7.8 Governing Law; Entire Agreement. The validity, performance, and enforcement of this Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. This Agreement constitutes the entire agreement and understanding among the Parties with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto (it being understood that this Agreement does not supersede the Base Intercreditor Agreement).

Section 7.9 Counterparts. This Agreement may be executed in any number of counterparts, and it is not necessary that the signatures of all Parties be contained on any one counterpart hereof; each counterpart will be deemed to be an original, and all together shall constitute one and the same document.

Section 7.10 No Third-Party Beneficiaries. This Agreement and the rights and benefits hereof shall inure to the benefit of each of the parties hereto and its respective successors and assigns and shall inure to the benefit of each of the Senior Priority Agents, the Senior Priority Creditors, the Junior Priority Agents, the Junior Priority Creditors and the Company and the other Credit Parties. No other Person shall have or be entitled to assert rights or benefits hereunder.

Section 7.11 Designation of Additional Indebtedness; Joinder of Additional Agents.

(a) The Company may designate any Additional Indebtedness complying with the requirements of the definition of “Additional Indebtedness” as Additional Indebtedness for purposes of this Agreement, upon complying with the following conditions:

(i) one or more Additional Agents for one or more Additional Creditors in respect of such Additional Indebtedness shall have executed the Additional Indebtedness Joinder with respect to such Additional Indebtedness, and the Company or any such Additional Agent shall have delivered such executed Additional Indebtedness Joinder to each Agent then party to this Agreement;

(ii) at least five Business Days (unless a shorter period is agreed in writing by the Parties and the Company) prior to delivery of the Additional Indebtedness Joinder, the Company shall have delivered to each Agent then party to this Agreement complete and correct copies of any Additional Credit Facility, Additional Guaranties and Additional Collateral Documents that will govern such Additional Indebtedness upon giving effect to such designation (which may be unexecuted copies of Additional Documents to be executed and delivered concurrently with the effectiveness of such designation);

(iii) the Company shall have executed and delivered to each Agent then party to this Agreement the Additional Indebtedness Designation (including whether such Additional Indebtedness is designated Senior Priority Debt or Junior Priority Debt) with respect to such Additional Indebtedness;

(iv) all state and local stamp, recording, filing, intangible and similar taxes or fees (if any) that are payable in connection with the inclusion of such Additional Indebtedness under this Agreement shall have been paid and reasonable evidence thereof shall have been given to each Agent then party to this Agreement; and

(v) no Event of Default shall have occurred and be continuing.

No Additional Indebtedness may be designated both Senior Priority Debt and Junior Priority Debt.

(b) Upon satisfaction of the conditions specified in the preceding Section 7.11(a), the designated Additional Indebtedness shall constitute “Additional Indebtedness”, any Additional Credit Facility under which such Additional Indebtedness is or may be incurred shall constitute an “Additional Credit Facility”, any holder of such Additional Indebtedness or other applicable Additional Creditor shall constitute an “Additional Creditor”, and any Additional Agent for any such Additional Creditor shall constitute an “Additional Agent” for all purposes under this Agreement. The date on which such conditions specified in clause (a) shall have been satisfied with respect to any Additional Indebtedness is herein called the “Additional Effective Date” with respect to such Additional Indebtedness. Prior to the Additional Effective Date with respect to any Additional Indebtedness, all references herein to Additional Indebtedness shall be deemed not to take into account such Additional Indebtedness, and the rights and obligations of each Agent then party to this Agreement shall be determined on the basis that such Additional Indebtedness is not then designated. On and after the Additional Effective Date with respect to such Additional Indebtedness, all references herein to Additional Indebtedness shall be deemed to take into account such Additional Indebtedness, and the rights and obligations of each Agent then party to this Agreement shall be determined on the basis that such Additional Indebtedness is then designated.

(c) In connection with any designation of Additional Indebtedness pursuant to this Section 7.11, each Agent then party hereto agrees at the Company’s expense (x) to execute and deliver any amendments, amendments and restatements, restatements or waivers of or supplements to or other modifications to, any Term Collateral Documents, First Lien Note Collateral Documents, Second Lien Note Collateral Documents or Additional Collateral Documents, as applicable, and any agreements relating to any security interest in Control Collateral and Cash Collateral, and to make or consent to any filings or take any other actions (including executing and recording any mortgage subordination or similar agreement), as may be reasonably deemed by the Company to be necessary or reasonably desirable for any Lien on any Collateral to secure such Additional Indebtedness to become a valid and perfected Lien (with the priority contemplated by the applicable Additional Indebtedness Designation delivered pursuant to this Section 7.11 and by this Agreement), and (y) otherwise to reasonably cooperate to effectuate a designation of Additional Indebtedness pursuant to this Section 7.11 (including, without limitation, if requested, by executing an acknowledgment of any Additional Indebtedness Joinder or of the occurrence of any Additional Effective Date).

Section 7.12 Senior Priority Representative; Notice of Senior Priority Representative Change. The Senior Priority Representative shall act for the Senior Priority Secured Parties as provided in this Agreement, and shall be entitled to so act at the direction of the Controlling Senior Priority Secured Parties, or the requisite percentage of such Controlling Senior Priority Secured Parties under the applicable Senior Priority Documents (or the agent or representative with respect thereto) . Until a Party (other than the existing Senior Priority Representative) receives written notice from the existing Senior Priority Representative, in accordance with Section 7.5 of this Agreement, of a change in the identity of the Senior Priority Representative, such Party shall be entitled to act as if the existing Senior Priority Representative is in fact the Senior Priority Representative. Each Party (other than the existing Senior Priority Representative) shall be entitled to rely upon any written notice of a change in the identity of the Senior Priority Representative which facially appears to be from the then existing Senior Priority Representative and is delivered in accordance with Section 7.5 and such Agent shall not be required to inquire into the veracity or genuineness of such notice. Each existing Senior Priority Representative from time to time agrees to give prompt written notice to each Party of any change in the identity of the Senior Priority Representative.

Section 7.13 Cash Flow Collateral Representative. Each Senior Priority Agent, on behalf of itself and the Senior Priority Creditors represented thereby, and each Junior Priority Agent, on behalf of itself and the Junior Priority Creditors represented thereby, agrees that the Senior Priority Representative shall act as Cash Flow Collateral Representative under the Base Intercreditor Agreement at all times prior to the date upon which the Discharge of the Senior Priority Obligations shall have occurred. Each Junior Priority Agent, on behalf of itself and the Junior Priority Creditors represented thereby, agrees that prior to the date upon which the Discharge of the Senior Priority Obligations shall have occurred, such Junior Priority Agent shall be ineligible to act as the “Cash Flow Collateral Representative” under the Base Intercreditor Agreement and shall not act in such capacity.

Section 7.14 Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the Senior Priority Secured Parties and the Junior Priority Secured Parties, respectively. Nothing in this Agreement is intended to or shall impair the rights of the Company or any other Credit Party, or the obligations of the Company or any other Credit Party to pay the Term Obligations, the First Lien Note Obligations, the Second Lien Note Obligations and any Additional Obligations as and when the same shall become due and payable in accordance with their terms.

Section 7.15 Headings. The headings of the articles and sections of this Agreement are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

Section 7.16 Severability. If any of the provisions in this Agreement shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement and shall not invalidate the Lien Priority or the application of Proceeds and other priorities set forth in this Agreement.

Section 7.17 Attorneys’ Fees. The Parties agree that if any dispute, arbitration, litigation, or other proceeding is brought with respect to the enforcement of this Agreement or any provision hereof, the prevailing party in such dispute, arbitration, litigation, or other proceeding shall be entitled to recover its reasonable attorneys’ fees and all other costs and expenses incurred in the enforcement of this Agreement, irrespective of whether suit is brought.

Section 7.18 VENUE; JURY TRIAL WAIVER.

(a) EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT RELATED THERETO, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

(b) EACH PARTY HERETO HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY HERETO REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(c) EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 7.5. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

Section 7.19 Intercreditor Agreement. This Agreement is the “Cash Flow Intercreditor Agreement” referred to in the Term Credit Agreement, the First Lien Indenture, the Second Lien Indenture and each Additional Credit Facility. Nothing in this Agreement shall be deemed to subordinate the right of any Junior Priority Secured Party to receive payment to the right of any Senior Priority Secured Party (whether before or after the occurrence of an Insolvency Proceeding), it being the intent of the Parties that this Agreement shall effectuate a subordination of Liens as between the Senior Priority Secured Parties, on the one hand, and the Junior Priority Secured Parties, on the other hand, but not a subordination of Indebtedness.

Section 7.20 No Warranties or Liability. Each Party acknowledges and agrees that none of the other Parties has made any representation or warranty with respect to the execution, validity, legality, completeness, collectability or enforceability of any other Term Document, any other First Lien Note Document, any other Second Lien Note Document or any other Additional Document. Except as otherwise provided in this Agreement, each Party will be entitled to manage and supervise its respective extensions of credit to any Credit Party in accordance with law and their usual practices, modified from time to time as they deem appropriate.

Section 7.21 Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of any Term Document, any First Lien Note Document, any Second Lien Note Document or any Additional Document, the provisions of this Agreement shall govern. Notwithstanding the foregoing, in the even of any conflict between the Base Intercreditor Agreement and this Agreement, the provisions of the Base Intercreditor Agreement shall control; provided, however, that as permitted by the Base Intercreditor Agreement this Agreement is intended to constitute a separate writing among Cash Flow Collateral Agents (as such term is defined in the Base Intercreditor Agreement) altering, among other things, the rights between the Senior Priority Creditors on the one hand and the Junior Priority Creditors on the other hand. The parties hereto acknowledge that the terms of this Agreement are not intended to negate any specific rights granted to the Company or any other Credit Party in the Term Documents, the First Lien Note Documents, the Second Lien Documents or any Additional Documents.

Section 7.22 Information Concerning Financial Condition of the Credit Parties. No Party has any responsibility for keeping any other Party informed of the financial condition of the Credit Parties or of other circumstances bearing upon the risk of nonpayment of the Term Obligations, the First Lien Note Obligations, the Second Lien Note Obligations or any Additional Obligations, as applicable. Each Party hereby agrees that no Party shall have any duty to advise any other Party of information known to it regarding such condition or any such circumstances. In the event any Party, in its sole discretion, undertakes at any time or from time to time to provide any information to any other Party to this Agreement, it shall be under no obligation (a) to provide any such information to such other Party or any other Party on any subsequent occasion, (b) to undertake any investigation not a part of its regular business routine, or (c) to disclose any other information.

Section 7.23 Excluded Assets and Note Excluded Assets. Nothing in this Agreement (including Sections 2.1, 4.1, 6.1 and 6.9 hereof) shall be deemed to provide or require that:

(i)	any Agent or any Secured Party represented thereby receive any Proceeds of, or any Lien on, any Property of any Credit Party that constitutes “Excluded Assets” under (and as defined in) the applicable Credit Facility or any related Credit Document to which such Agent is a party, or

(ii)	the First Lien Note Agent, the Second Lien Note Agent or any Additional Agent, or any Secured Party represented by such Agent, receive any Proceeds of, or any Lien on, any Property of any Credit Party that constitutes Note Excluded Assets, except to the extent otherwise designated by the Company at any time or from time to time with respect to all or any portion of the Note Excluded Assets.

Any such designation by the Company as contemplated by the preceding clause (ii) shall be at the Company’s option, may be made by the Company at the time such Agent first becomes a Party or at any time or from time to time thereafter, and (except as may be otherwise expressly agreed in writing between such Agent and the Company) may be changed, modified or rescinded by the Company (at its option) at any time or from time to time with respect to all or any portion of the Note Excluded Assets

[Signature pages follow]

IN WITNESS WHEREOF, the Term Agent, for and on behalf of itself and the Term Creditors, the First Lien Note Agent, on behalf of itself and the First Lien Noteholder Secured Parties, and the Second Lien Note Agent, for and on behalf of itself and the Second Lien Noteholder Secured Parties, have caused this Agreement to be duly executed and delivered as of the date first above written.

Bank of America, N.A.,
as Term Agent

By:	/s/ Darleen R Parmelee
	Name:	Darleen R Parmelee
	Title:	Assistant Vice President

CASH FLOW INTERCREDITOR AGREEMENT

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as First Lien Note Agent

By:	/s/ Timothy Mowdy
	Name:	Timothy Mowdy
	Title:	Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Second Lien Note Agent

By:	/s/ Timothy Mowdy
	Name:	Timothy Mowdy
	Title:	Vice President

CASH FLOW INTERCREDITOR AGREEMENT

ACKNOWLEDGMENT

Each Credit Party hereby acknowledges that it has received a copy of this Agreement and consents thereto, agrees to recognize all rights granted thereby to the Term Agent, the Term Secured Parties, the First Lien Note Agent, the First Lien Noteholder Secured Parties, the Second Lien Note Agent, the Second Lien Noteholder Secured Parties, any Additional Agent and any Additional Creditors, and will not do any act or perform any obligation which is not in accordance with the agreements set forth in this Agreement.

CASH FLOW INTERCREDITOR AGREEMENT

CREDIT PARTIES:

HD SUPPLY, INC.

By:	/s/ Vidya Chauhan
	Name:	Vidya Chauhan
	Title:	Senior Vice President, Strategic
Business Development

CASH FLOW INTERCREDITOR AGREEMENT

HDS HOLDING CORPORATION

By:	/s/ Vidya Chauhan
	Name:	Vidya Chauhan
	Title:	Vice President

CASH FLOW INTERCREDITOR AGREEMENT

BRAFASCO HOLDINGS II, INC.
BRAFASCO HOLDINGS, INC.
COX LUMBER CO.
CREATIVE TOUCH INTERIORS, INC.
HD SUPPLY CONSTRUCTION SUPPLY GROUP, INC.
HD SUPPLY FACILITIES MAINTENANCE GROUP, INC.
HD SUPPLY FASTENERS & TOOLS, INC.
HD SUPPLY GP & MANAGEMENT, INC.
HD SUPPLY MANAGEMENT, INC.
HD SUPPLY UTILITIES GROUP, INC.
HD SUPPLY WATERWORKS GROUP, INC.
HSI IP, INC.
SUNBELT SUPPLY CANADA, INC.
WHITE CAP CONSTRUCTION SUPPLY, INC.

By:	/s/ Vidya Chauhan
	Name:	Vidya Chauhan
	Title:	Vice President

CASH FLOW INTERCREDITOR AGREEMENT

HD BUILDER SOLUTIONS GROUP, LLC

By:	/s/ Vidya Chauhan
	Name:	Vidya Chauhan
	Title:	Vice President

HD SUPPLY DISTRIBUTION SERVICES, LLC

By:	/s/ Vidya Chauhan
	Name:	Vidya Chauhan
	Title:	Vice President

HD SUPPLY REPAIR & REMODEL, LLC

By:	/s/ Vidya Chauhan
	Name:	Vidya Chauhan
	Title:	Vice President

WILLIAMS BROS. LUMBER COMPANY, LLC

By:	/s/ Vidya Chauhan
	Name:	Vidya Chauhan
	Title:	Vice President

CASH FLOW INTERCREDITOR AGREEMENT

HD SUPPLY CONSTRUCTION SUPPLY, LTD.
By: HD Supply GP & Management, Inc., its general partner

By:	/s/ Vidya Chauhan
	Name:	Vidya Chauhan
	Title:	Vice President

HD SUPPLY ELECTRICAL, LTD.
By: HD Supply GP & Management, Inc., its general partner

By:	/s/ Vidya Chauhan
	Name:	Vidya Chauhan
	Title:	Vice President

HD SUPPLY FACILITIES MAINTENANCE, LTD.
By: HD Supply GP & Management, Inc., its general partner

By:	/s/ Vidya Chauhan
	Name:	Vidya Chauhan
	Title:	Vice President

HD SUPPLY HOLDINGS, LLC

By:	/s/ Vidya Chauhan
	Name:	Vidya Chauhan
	Title:	Vice President

CASH FLOW INTERCREDITOR AGREEMENT

HD SUPPLY UTILITIES, LTD.
By: HD Supply GP & Management, Inc., its general partner

By:	/s/ Vidya Chauhan
	Name:	Vidya Chauhan
	Title:	Vice President

HD SUPPLY WATERWORKS, LTD.
By: HD Supply GP & Management, Inc., its general partner

By:	/s/ Vidya Chauhan
	Name:	Vidya Chauhan
	Title:	Vice President

MADISON CORNER, LLC
By: Cox Lumber Co., its managing member

By:	/s/ Vidya Chauhan
	Name:	Vidya Chauhan
	Title:	Vice President

PARK-EMP, LLC
By: Cox Lumber Co., its managing member

By:	/s/ Vidya Chauhan
	Name:	Vidya Chauhan
	Title:	Vice President

CASH FLOW INTERCREDITOR AGREEMENT

HD SUPPLY SUPPORT SERVICES, INC.

By:	/s/ Katherine Boelte
	Name:	Katherine Boelte
	Title:	Vice President

PROVALUE, LLC
By: HD Supply Support Services, Inc., its managing member

By:	/s/ Katherine Boelte
	Name:	Katherine Boelte
	Title:	Vice President

CASH FLOW INTERCREDITOR AGREEMENT

HDS IP HOLDING, LLC

By:	/s/ Ricardo Nunez
	Name:	Ricardo Nunez
	Title:	Vice President

CASH FLOW INTERCREDITOR AGREEMENT

HD SUPPLY DISTRIBUTION SERVICES, LLC

By: HD SUPPLY GP & MANAGEMENT, INC., as Manager

By:	/s/ Ricardo Nunez
	Name:	Ricardo Nunez
	Title:	Secretary

EXHIBIT A

ADDITIONAL INDEBTEDNESS DESIGNATION

DESIGNATION dated as of             , 20    , by [COMPANY]1 (the “Company”). Capitalized terms used herein and not otherwise defined herein shall have the meaning specified in the Cash Flow Intercreditor Agreement (as amended, supplemented, waived or otherwise modified from time to time, the “Intercreditor Agreement”) entered into as of April 12, 2012, among Bank of America, N.A., in its capacity as collateral agent (together with its successors and assigns in such capacity from time to time, and as further defined in the Intercreditor Agreement, the “Term Agent”) for the Term Creditors, Wilmington Trust, National Association, in its capacity as collateral agent (together with its successors and assigns in such capacity from time to time, and as further defined in the Intercreditor Agreement, the “First Lien Note Agent”) for the First Lien Noteholder Secured Parties, Wilmington Trust, National Association, in its capacity as collateral agent (together with its successors and assigns in such capacity from time to time, and as further defined in the Intercreditor Agreement, the “Second Lien Note Agent”) for the Second Lien Noteholder Secured Parties [and [                    ], as Additional Agent for the Additional Credit Facility Creditors under the [describe applicable Additional Credit Facility]].2 Capitalized terms used herein and not otherwise defined herein shall have the meaning specified in the Intercreditor Agreement.

Reference is made to that certain [insert name of Additional Credit Facility], dated as of             , 20    (the “Additional Credit Facility”), among [list any applicable Credit Party], [list Additional Creditors] [and Additional Agent, as agent (the “Additional Agent”)].3

Section 7.11 of the Intercreditor Agreement permits the Company to designate Additional Indebtedness under the Intercreditor Agreement. Accordingly:

Section 1. Representations and Warranties. The Company hereby represents and warrants to the Term Agent, the First Lien Note Agent, the Second Lien Note Agent, and any Additional Agent that:

(1) The Additional Indebtedness incurred or to be incurred under the Additional Credit Facility constitutes “Additional Indebtedness” which complies with the definition of such term in the Intercreditor Agreement;

(2) all conditions set forth in Section 7.11 of the Intercreditor Agreement with respect to the Additional Indebtedness have been satisfied; and

(3) on the date hereof there does not exist, and after giving effect to the designation of such Additional Indebtedness there will not exist, any Event of Default.

1	Revise as appropriate to refer to any permitted successor or assign.
2	Revise as appropriate to refer to any successor Term Agent, First Lien Note Agent or Second Lien Note Agent and to add reference to any previously added Additional Agent.
3	Revise as appropriate to refer to the relevant Additional Credit Facility, Additional Creditors and any Additional Agent.

Ex. A-1

Section 2. Designation of Additional Indebtedness. The Company hereby designates such Additional Indebtedness as Additional Indebtedness under the Intercreditor Agreement and such Additional Indebtedness shall constitute [Senior Priority Debt] [Junior Priority Debt].

IN WITNESS OF, the undersigned has caused this Designation to be duly executed by its duly authorized officer or other representative, all as of the day and year first above written.

[COMPANY]

By:
Name:
Title:

Ex. A-2

EXHIBIT B

ADDITIONAL INDEBTEDNESS JOINDER

JOINDER, dated as of                     , 20    , among [COMPANY], a Delaware corporation (“Company”), Bank of America, N.A., in its capacity as collateral agent (together with its successors and assigns in such capacity from time to time, and as further defined in the Intercreditor Agreement, the “Term Agent”) for the Term Creditors, Wilmington Trust, National Association, in its capacity as collateral agent (together with its successors and assigns in such capacity from time to time, and as further defined in the Intercreditor Agreement, the “First Lien Note Agent”) for the First Lien Noteholder Secured Parties, Wilmington Trust, National Association, in its capacity as collateral agent (together with its successors and assigns in such capacity from time to time, and as further defined in the Intercreditor Agreement, the “Second Lien Note Agent”) for the Second Lien Noteholder Secured Parties, [list any previously added Additional Agent]4 [and insert name of each Additional Agent under any Additional Credit Facility being added hereby as party] and any successors or assigns thereof, to the Cash Flow Intercreditor Agreement dated as of April 12, 2012 (as amended, supplemented, waived or otherwise modified from time to time, the “Intercreditor Agreement”) among the Term Agent, the First Lien Note Agent and the Second Lien Note Agent [and (list any previously added Additional Agent)]. Capitalized terms used herein and not otherwise defined herein shall have the meaning specified in the Intercreditor Agreement.

Reference is made to that certain [insert name of Additional Credit Facility], dated as of                     , 20    (the “Additional Credit Facility”), among [list any applicable Grantor], [list any applicable Additional Creditors (the “Joining Additional Creditors”)] [and insert name of each applicable Additional Agent (the “Joining Additional Agent”)].5

Section 7.11 of the Intercreditor Agreement permits the Company to designate Additional Indebtedness under the Intercreditor Agreement. The Company has so designated Additional Indebtedness incurred or to be incurred under the Additional Credit Facility as Additional Indebtedness by means of an Additional Indebtedness Designation.

Accordingly, [the Joining Additional Agent, for itself and on behalf of the Joining Additional Creditors,]6 hereby agrees with the Term Agent, the First Lien Note Agent, the Second Lien Note Agent and any other Additional Agent party to the Intercreditor Agreement as follows:

Section 1. Agreement to be Bound. The [Joining Additional Agent, for itself and on behalf of the Joining Additional Creditors,]7 hereby agrees to be bound by the terms and provisions of the Intercreditor Agreement and shall, as of the Additional Effective Date with respect to the Additional Credit Facility, be deemed to be a party to the Intercreditor Agreement.

4	Revise as appropriate to refer to any successor Term Agent, First Lien Note Agent or Second Lien Note Agent and to add reference to any previously added Additional Agent.
5	Revise as appropriate to refer to the relevant Additional Credit Facility, Additional Creditors and any Additional Agent.
6	Revise as appropriate to refer to any Additional Agent being added hereby and any Additional Creditors represented thereby.
7	Revise references throughout as appropriate to refer to the party or parties being added.

Ex. B-1

Section 2. Recognition of Claims. The Term Agent (for itself and on behalf of the Term Secured Parties), the First Lien Note Agent (for itself and on behalf of the First Lien Noteholder Secured Parties), the First Lien Note Agent (for itself and on behalf of the First Lien Noteholder Secured Parties) and [each of] the Additional Agent[s](for itself and on behalf of any Additional Creditors represented thereby) hereby agree that the interests of the respective Creditors in the Liens granted to the Term Agent, the First Lien Note Agent, the Second Lien Note Agent, or any Additional Agent, as applicable, under the applicable Credit Documents shall be treated, as among the Creditors, as having the priorities provided for in Section 2.1 of the Intercreditor Agreement, and shall at all times be allocated among the Creditors as provided therein regardless of any claim or defense (including without limitation any claims under the fraudulent transfer, preference or similar avoidance provisions of applicable bankruptcy, insolvency or other laws affecting the rights of creditors generally) to which the Term Agent, the First Lien Note Agent, the Second Lien Note Agent, any Additional Agent or any Creditor may be entitled or subject. The Term Agent (for itself and on behalf of the Term Creditors), the First Lien Note Agent (for itself and on behalf of the First Lien Noteholder Secured Parties), the First Lien Note Agent (for itself and on behalf of the First Lien Noteholder Secured Parties), and any Additional Agent party to the Intercreditor Agreement (for itself and on behalf of any Additional Creditors represented thereby) (a) recognize the existence and validity of the Additional Obligations represented by the Additional Credit Facility, and (b) agree to refrain from making or asserting any claim that the Additional Credit Facility or other applicable Additional Documents are invalid or not enforceable in accordance with their terms as a result of the circumstances surrounding the incurrence of such obligations. The [Joining Additional Agent (for itself and on behalf of the Joining Additional Creditors)] (a) recognize[s] the existence and validity of the Term Obligations, the First Lien Note Obligations and the Second Lien Note Obligations8 and (b) agree[s] to refrain from making or asserting any claim that the Term Credit Agreement, the First Lien Notes, the Second Lien Notes or other Term Documents, First Lien Note Documents or Second Lien Note Documents,9 as the case may be, are invalid or not enforceable in accordance with their terms as a result of the circumstances surrounding the incurrence of such obligations.

Section 3. Notices. Notices and other communications provided for under the Intercreditor Agreement to be provided to [the Joining Additional Agent] shall be sent to the address set forth on Annex 1 attached hereto (until notice of a change thereof is delivered as provided in Section 7.5 of the Intercreditor Agreement).

Section 4. Miscellaneous. THIS JOINDER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PRINCIPLES TO THE EXTENT THAT THE SAME ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD PERMIT OR REQUIRE THE APPLICATION OF LAWS OF ANOTHER JURISDICTION.

[Add Signatures]

8	Add reference to any previously added Additional Credit Facility and related Additional Obligations as appropriate.
9	Add reference to any previously added Additional Credit Facility and related Additional Documents as appropriate.

Ex. B-2

Exhibit C

[TERM CREDIT AGREEMENT][FIRST LIEN INDENTURE][SECOND LIEN INDENTURE] JOINDER

JOINDER, dated as of                     , 20    , among Bank of America, N.A., in its capacity as collateral agent (together with its successors and assigns in such capacity from time to time, and as further defined in the Intercreditor Agreement, the “Term Agent”) for the Term Creditors, Wilmington Trust, National Association, in its capacity as collateral agent (together with its successors and assigns in such capacity from time to time, and as further defined in the Intercreditor Agreement, the “First Lien Note Agent”) for the First Lien Noteholder Secured Parties, Wilmington Trust, National Association, in its capacity as collateral agent (together with its successors and assigns in such capacity from time to time, and as further defined in the Intercreditor Agreement, the “Second Lien Note Agent”) for the Second Lien Noteholder Secured Parties, [list any previously added Additional Agent]10 [and insert name of additional Term Secured Parties, Term Agent, First Lien Note Secured Parties, First Lien Note Agent, Second Lien Note Secured Parties, or Second Lien Note Agent, as applicable, being added hereby as party] and any successors or assigns thereof, to the Cash Flow Intercreditor Agreement dated as of April 12, 2012 (as amended, supplemented, waived or otherwise modified from time to time, the “Intercreditor Agreement”) among the Term Agent11, the First Lien Note Agent12 [and] the Second Lien Note Agent13 [and (list any previously added Additional Agent)]. Capitalized terms used herein and not otherwise defined herein shall have the meaning specified in the Intercreditor Agreement.

Reference is made to that certain [insert name of new facility], dated as of             , 20            (the “Joining [Term Credit Agreement][First Lien Indenture][Second Lien Indenture]”), among [list any applicable Credit Party], [list any applicable new Term Secured Parties, First Lien Noteholder Secured Parties or new Second Lien Noteholder Secured Parties, as applicable (the “Joining [Term][First Lien Noteholder][Second Lien Noteholder] Secured Parties”)] [and insert name of each applicable Agent (the “Joining [Term][First Lien Note][Second Lien Note] Agent”)].14

10	Revise as appropriate to refer to any successor Term Agent, First Lien Note Agent or Second Lien Note Agent and to add reference to any previously added Additional Agent.
11	Revise as appropriate to describe predecessor Term Agent or Term Secured Parties, if joinder is for a new Term Credit Agreement.
12	Revise as appropriate to describe predecessor First Lien Note Agent or First Lien Noteholder Secured Parties, if joinder is for a new First Lien Indenture.
13	Revise as appropriate to describe predecessor Second Lien Note Agent or Second Lien Noteholder Secured Parties, if joinder is for a new First Lien Indenture.
14	Revise as appropriate to refer to the new credit facility, Secured Parties and Agents.

Ex. C-1

The Joining [Term][First Lien Note][Second Lien Note] Agent, for itself and on behalf of the Joining [Term][First Lien Noteholder][Second Lien Noteholder]15 Secured Parties, hereby agrees with the Company and the other Grantors, the [Term][First Lien Note][Second Lien Note] Agent and any other Additional Agent party to the Intercreditor Agreement as follows:

Section 1. Agreement to be Bound. The [Joining [Term][First Lien Note][Second Lien Note] Agent, for itself and on behalf of the Joining [Term][First Lien Noteholder][Second Lien Noteholder] Secured Parties,]16 hereby agrees to be bound by the terms and provisions of the Intercreditor Agreement and shall, as of the date hereof, be deemed to be a party to the Intercreditor Agreement as [the][a] [Term][First Lien Note][Second Lien Note] Agent. As of the date hereof, the Joining [Term Credit Agreement][First Lien Indenture][Second Lien Indenture] shall be deemed [the][a] [Term Credit Agreement][First Lien Indenture][Second Lien Indenture] under the Intercreditor Agreement, and the obligations thereunder are subject to the terms and provisions of the Intercreditor Agreement.

Section 2. Notices. Notices and other communications provided for under the Intercreditor Agreement to be provided to the Joining [Term][First Lien Note][Second Lien Note]Agent shall be sent to the address set forth on Annex 1 attached hereto (until notice of a change thereof is delivered as provided in Section 7.5 of the Intercreditor Agreement).

Section 3. Miscellaneous. THIS JOINDER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PRINCIPLES TO THE EXTENT THAT THE SAME ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD PERMIT OR REQUIRE THE APPLICATION OF LAWS OF ANOTHER JURISDICTION.

[ADD SIGNATURES]

15	Revise as appropriate to refer to any Agent being added hereby and any Secured Parties represented thereby.
16	Revise references throughout as appropriate to refer to the party or parties being added.

Ex. C-2